Exhibit 10.1

SETTLEMENT AGREEMENT

This  SETTLEMENT  AGREEMENT  (the  "Agreement”)  dated  as  of  May  15,  2015,  is  entered into  by  and  between  ABAKAN,  INC.,  a  Nevada  corporation,  with  headquarters  located  at  2665  S.

Bayshore  Drive,  Suite  450, Miami,  Florida. j3133  (“Abakan”), and  SONORO  INVEST  S.A.,  a  Panama

corporation,  with  its  address  at  Calle  53E,  Urbanizacion  MarbelIa,  MMG  Tower,  Piso  16,  Panama  City,

Panama ("Sonoro").

WHEREAS:

A.

Abakan  and  Sonoro  have  been  involved  in  business  transactions  with  each  other  that  led to  the  execution  of  the  following  three  promissory  notes  and  an  Amended  and  Restated  Waiver  and

Exchange Agreement:

(1)  the Amended  Convertible Promissory  Note  in  the  Principal Amount  of

$1,500,000 dated March 17, 2011;

(2)  the Amended  Convertible  Promissory  Note in  the  Principal  Amount  of

$200,000 dated June 7, 2011; and

(3)  the Promissory  Note  in  the  Principal Amount of $405,000 dated April 23,

2013.

These three promissory notes shall hereafter be referred to collectively as the  "Promissory Notes."

(4) the Amended and Restated Waiver and Exchange Agreement by and between

Abakan   and   Sonoro  dated  as  of   April   23, 2013  (the  "Amended   Waiver

Agreement”).

B.

A  dispute  arose  under  the  Promissory  Notes  and  the  Amended  Waiver  Agreement;

thereafter,  on  October  1,  2014,  Sonoro  filed  a lawsuit  in  the  United States  District  Court  for  the Southern

District of Florida in the Case styled Sonoro Invest S.A. v. Abakan. Inc., Case No.1:14-cv-23640, which is currently  pending  (the  "Litigation"),  alleging  defaults  by  Abakan  under  the  Promissory  Notes  (the

"Claims").  Abakan  has  asserted  various  affirmative  defenses  to  the  Litigation  in  its  Second  Amended

Answer and Affirmative Defenses (the "Defenses").

C.

The parties  seek to  settle  the  Litigation  on  the  terms  set  forth  herein  in  order  to  avoid  the continued costs of Litigation.

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  such  other  consideration  I!S  the parties mutually agree, the parties hereto agree as follows:

1.

Recitals.  The  recitals  set  forth  above  are  accurate,  represent  the  intent  of  the  parties hereto and are incorporated herein by reference.

2.

Amended  Promissory  Note.  Attached  as  Exhibit  A  is  a  duly  executed  Senior  Convertible

Promissory Note (the  "Amended Promissory Note") which shall  replace the existing Promissory Notes.

The  Promissory  Notes  are  hereby  deemed  canceled.  Attached  as  Exhibit  B  is  a  duly  executed  agreement entitled  "May  2015  Waiver  Agreement”  which  shall  supersede  and  replace  the  Amended  Waiver

Agreement  by  and  between  Abakan  and  Sonoro.  The  Amended  Waiver  Agreement  is  deemed  cancelled,

null, void, and without legal effect.

The following additional agreements are deemed cancelled, null, void, and without further effect:

(1)

$1.5   million   Convertible   Promissory   Note   issued   March   17,   2011,   by   and

between Abakan and Sonoro;

Exhibit 10.1

(2)

$200,000  Convertible  Promissory  Note  Issued  June  7,  201l;  by  and  between

Abakan and Sonoro;

(3)

$2,105,877 Convertible Promissory Note issued March 17, 2013, by and between

Abakan and Sonoro (referred to by the Parties as the "Replacement Note"); and

(4)

the  Waiver  and  Exchange  Agreement  dated  April  11,  2013,  by  and  between

Abakan and Sonoro.

3.

Governing  Law;  Dispute  Resolution.  The  terms  of  this  Settlement  Agreement  shall  be interpreted  and  governed  by  the  laws  of  the  State  of  Florida  without  regard  to  principles  of  conflicts  of laws.  Any  and  all  disputes,  claims,  or  controversies  arising  out  of  or  relating  to  this  Agreement,  the

Amended  Promissory  Note,  the  May  2015  Waiver  Agreement,  and/or  any  and  all  other  disputes  by  and between  Abakan  and  Sonoro,  or  the  breach;  termination,  enforcement  interpretation  or  validity  thereof,

including   the   determination   of   the   scope   or   applicability   of   this   agreement   to   arbitrate,   shall   be

exclusively  determined  by  binding  arbitration  in  New  York,  New  York  before  one  arbitrator.  The

arbitration   shall   be   administered   by   JAMS   pursuant   to   its   Comprehensive   Arbitration   Rules   and

Procedures  and  in  accordance  with  the  Expedited  Procedures  in  those  Rules,  and  there  shall  be  only written  discovery (i.e.,  no  depositions  shall  be  had). Judgment  on  the  Award  may be  entered  in  any court having  jurisdiction.  The  parties  expressly  consent,  agree,  and  acknowledge  that  the  arbitrator  has  the authority  to  provide  provisional  remedies  to  the  parties.  The  prevailing  party  shall  be  entitled  to  recover from  the  other  party  its  reasonable  attorneys'  fees  and  costs.  In  addition,  during  the  course  of  the

Litigation,  Abakan  has  asserted  that  numerous  person(s)  are  managing  agents  of  Sonoro.  Abakan  hereby acknowledges  and  agrees,  and  shall  not  otherwise  assert  or  dispute;  that  the  only  managing  agent  of

Sonoro is Mr. Anton Wyss.

4.

Consent  Award.  In  the  event  Abakan  fails  to  pay  the  Amended  Promissory  Note  in  full on  or  before  maturity,  Sonoro  shall  be entitled  to, and Abakan  hereby consents to,  the filing of  a  Consent

Award  via  stipulation  signed  by  all  parties  and  their  Legal  counsel  (a  duly  executed  copy  is  annexed hereto  as  Exhibit  C,  the  "Consent  Award'')  with  JAMS,  Abakan  hereby  consents  and  agrees  that  the

Consent  Award  shall  be  made  into  an  arbitration  award  and  judgment.  Judgment  on  the  award  may  be entered in any Court  having jurisdiction including without  limitation the State and Federal  Courts located in  New  York  and/or  Florida,  Abakan  hereby  waives,  and  agrees  not  to  assert,  any  and  all  defenses  to  the

Consent   Award,  and/or   any  arbitration  award  on  the  Consent   Award  (and  the  resulting  judgment)

(including  without  limitations  any  and  all  Defenses  it  has  raised  in  the  Litigation),  except  only  for  the defense  that  payment  in  full  of  the  Amended  Promissory  Note  has  been  made  on  or  before  maturity  to

Sonoro.   In  the  event  Abakan  appeals  the  arbitration  award,  confirmation  of  any  arbitration  award  and/or judgment  on  the  award  against  it,  Abakan  shall  be  required  to  post  bond  in  an  amount  not  less  than  the amount  of  the JAMS  Arbitration  Award  pending its  appeal  of  the confirmation. Abakan  shall  provide  the

Consent Award to Sonoro's counsel, Robins Kaplan LLP, to be held in escrow by Robins Kaplan LLP.

5.

Dismissal of the Litigation. A stipulation of dismissal shall be filed in the Litigation three

(3) days after full execution of this Agreement, the Amended Promissory Note; and the May 2015 Waiver

Agreement.  Upon  full  payment  of  the  Amended  Promissory  Note  on  or  before  maturity,  the  Consent

Award shall be released to Abakan.

6.

Waiver  of  all  Defenses.  Abakan  hereby  waives  any  and  all  defenses  it  raised  in  the

Litigation,  including,  but  not  limited  to,  all  defenses  raised  in  its  Answer  and  Affirmative  Defenses,

Amended Answer and Affirmative Defenses, and Second Amended, Answer and Affirmative Defenses.

Exhibit 10.1

7.

No Admission of Liability. The parties agree and acknowledge that this Agreement is not and  shall  not  be  construed  as  an  admission  by  the  parties  of  any  liability  or  any  act  or  wrongdoing whatsoever,  including  without  limitation,  any  violation  of  (1)  any  federal,  state  or  local  law,  statute,

regulation,  code,  or  ordinance;  or  (2)  of  any  legal,  common  law,  or  equitable  duty  owed  by  the  parties  to anyone.

8.

Entire  Agreement.  This  Settlement  Agreement  sets  forth  the  entire  agreement  between the  parties  hereto  and  fully  supersedes  all  and  all  prior  agreements  or  understandings  between  the  parties hereto  pertaining  to  the  settlement  of  the  Litigation.  The  parties  agree  to  execute  all  further  documents contemplated by this Settlement Agreement.

9.

Binding   Nature   of   Agreement.   This   Agreement   and   the   rights   hereunder,   may   be

transferred to the successor in interest or the assignee of any party. This Agreement shall be binding upon each  of  the  parties  and  upon  their  respective  heirs,  administrators,  representatives,  executors,  successors,

affiliates, subsidiaries,  members,  unit  owners and  assigns,  and  shall  inure  to  the  benefit  of  each  party and to their  respective heirs, administrators, representatives, affiliates, subsidiaries, executors;  successors, and assigns.

10.

Modification  of  Agreement.  This  Agreement  may  be  amended,  revoked,  changed,  or modified  only  upon  a  written  agreement  executed  by  all  parties.  No  waiver  of  any  provision  of  this

Agreement  will  be  valid  unless  it  is  in  writing  and  signed  by  the  party  against  whom  such  waiver  is charged.

11.

Authority  of  Signatories.  Each  signatory  below  represents  that  he  has  been  authorized  to sign  on  behalf  of  the  respective  party  and  to  bind  it  to  the  terms  of  this  Settlement  Agreement,  the  May

2015  Waiver  Agreement,  Amended  Promissory  Note,  and  the  Consent  Award.   Each  party  represents  it

has   the   power   and   authority   to   perform   its   respective   obligations   as   provided   by   this   Settlement

Agreement, the May 2015 Waiver Agreement, and Amended Promissory Note.

12.

Miscellaneous.

a.

Counterparts.  This  Agreement  may  be  executed  in  one  or  more  counterparts,

each  of  which  shall  be  deemed  an  original  but  all  of  which  shall  constitute  one  and  the  same  agreement and  shall  become  effective  when  counterparts  have  been  signed  by  each  party  and  delivered  to  the  other party. A facsimile copy of any signature to this Agreement  and/or  a copy of a signature sent  by electronic mail shall be deemed as legally bin9ing .as the original signatures,

b.

Headings. The  headings  of  this  Agreement  are  for  convenience  of  reference  only and shall not form part of, or affect the interpretation of, this Agreement.

c.

Conflict.

(i)

In  the  event  of  a  conflict  between  the  terms  of  this  Agreement  and  the

May 2015 Waiver Agreement, the terms of the May 2015 Waiver Agreement shall prevail.

(ii)  In  the  event  of  a  conflict  between  the  terms  of  this  Agreement  and  the

Amended Promissory Note, the terms of the Amended Promissory Note shall prevail.

d.

Severability.  In  the  event  that  any  provision  of  this  Agreement  is  invalid  or

unenforceable   under   any   applicable   statute   or   rule   of   law;   then   such   provision   shall   be   deemed

inoperative  to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to  conform  with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof

Exhibit 10.1

e.

Further  Assurances.   Each  party  shall  do  and  perform,  or  cause  to  be  done  and performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other  agreements,

certificates,  instruments  and  documents,  as  the  other  party  may  reasonably  request  in  order  to  carry  out the  intent  and  accomplish  the  purposes  of  this  Agreement  and  the  consummation  of  the  transactions contemplated hereby.

f.

Review by Counsel:  The parties have entered into this Agreement, the May 2015

Waiver  Agreement,  and the Amended  Promissory Note  based  on  their  own independent  judgment  and  on the advice of their own legal counsel, financial advisors, and/or other advisors to the extent that they have

deemed  necessary.   In  entering into  this  Agreement, the  May 2015 Waiver  Agreement,  and  the  Amended

Promissory Note;  the parties are not  relying on any advice or  representation of  the other  party (other  than the  representations  contained  therein)  and  have  not  received  any  assurance  or  guarantee  from  the  other party as to the merits of entering into such agreements.

[signature page to follow]

Exhibit 10.1

IN  WITNESS  WHEREOF,  the  undersigned  Abakan  and  Sonoro  have  caused  this  Settlement

Agreement to be duly executed as of the date first above written.

ABAKAN, INC.

SONORO INVEST S.A.

By: /s/ Robert H. Miller

By: /s/ Anton Wyss

Name: Robert H. Miller

Name: Anton Wyss

Title:     Chief Executive Officer

Title:     Managing Director

Exhibit 10.1

EXHIBIT A

NEITHER   THE   ISSUANCE   AND   SALE   OF   THE   SECURITIES   REPRESENTED   BY   THIS

CERTIFICATE  NOR  THE  SECURITIES  INTO  WHICH  THESE  SECURITIES  ARE  CONVERTIBLE

HAVE    BEEN    REGISTERED    UNDER    THE    SECURITIES    ACT    OF    1933,    AS    AMENDED

("SECURITIES   ACT”),   OR   APPLICABLE   STATE   SECURITIES   LAWS   SINCE   SAME   ARE

BELIEVED  TO  BE  EXEMPT  FROM  REGISTRATION  UNDER  REGULATION  “S”  THERETO,  THE

SECURITIES  MAY  NOT  BE  OFFERED  FOR  SALE,  SOLD,  TRANSFERRED  OR  ASSIGNED  TO

U.S. PERSONS (I)  IN THE ABSENCE OF (A)  AN EFFECTIVE REGISTRATION STATEMENT  FOR

THE  SECURITIES  UNDER  THE  SECURITIES  ACT,  OR  (B)  AN  OPINION  OF  COUNSEL,  IN  A

GENERALLY  ACCEPTABLE  FORM,  THAT  REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID

ACT  OR  (II)  UNLESS  SOLD  PURSUANT  TO  RULE  144  OR  RULE  144A  UNDER  SAID  ACT.

NOTWITHSTANDING    THE    FOREGOING,    THE    SECURITIES    MAY    BE    PLEDGED    IN

CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER  LOAN  OR  FINANCING

ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: S2,915,000

Issue Date: May 15, 2015

SENIOR CONVERTIBLE PROMISSORY NOTE

FOR  VALUE  RECEIVED,  ABAKAN,  INC.   a  Nevada  corporation  (hereinafter  called  the

“Borrower”),  hereby  promises  to  pay  to  the  order  of  Sonoro  Invest  S.A.,  a  Panamanian  corporation  or registered  assigns  (hereinafter,  called  the  “Holder”  or  “Sonoro”)  the  sum  of  $2,915,000  together  with any  interest  as  set  forth  herein,  on  February  29,  2016  (the  “Maturity  Date”),  and  to  pay  interest  on  the unpaid principal balance hereof at the rate of five percent (5%) (the  “Interest Rate”) per annum from the date  hereof  (the  “Issue  Date”)  until  the  same  becomes  due  and  payable,  whether  at  maturity  or  upon acceleration  or  by  prepayment  or  otherwise.  This  Note  may  not  be  prepaid  in  whole  or  in  part  except  as otherwise  explicitly  set  forth  herein,  Any  amount  of  principal  or  interest  on  this  Note  which  is  not  paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date thereof until the same  is  paid  (“Default  Interest”).  Interest  shall  be  computed  on  the  basis  of  a  365-day  year  and  the actual  number  of  days  elapsed,  All  payments  due  hereunder  (to  the  extent  not  converted  into  common stock,  $0,0001  par  value  per  share  (the  “Shares”)  and  stock  purchase  warrants  (the  “Warrants”)  in accordance  with  the  terms  hereof  shall  be  made  in  lawful  money  of  the  United  States  of  America.  All payments  shall  be  made  at  such  address  as  the  Holder  shall  hereafter  give  to  the  Borrower  by  written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of  this Note is due on any day which is not  a business day, the same shall  instead be due on the next  succeeding  day  which  is  a  business  day  and,  in  the  case  of  interest  payment  date  which  is  not  the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for  purposes  of  determining  the  amount  of  interest  due  on  such  date.  As  used  in  this  Note,  the  term

“business day” shall  mean any day other than a Saturday. Sunday or  a day on which commercial  banks in the  city  of  Miami,  Florida  are  authorized  or  required  by  law  or  executive  order  to  remain  closed.  This

Note  is  issued  pursuant  to  the  May  2015  Waiver  Agreement  dated  as  of  May  15,  2015  (the  “Waiver

Agreement”)  between  the  Borrower  and  Sonoro.  Each  capitalized  term  used  herein,  and  not  otherwise defined;  shall  have  the  meaning  ascribed  thereto  in  those  certain  Securities  Purchase  Agreements  dated

March   17,   2011   and   June   7,   2011,   by   and   among   the   Borrower   and   Sonoro   (the   “Purchase

Agreements”).  In  the  event  of  a  conflict  between  defined  terms  in  the  Purchase  Agreements,  the  defined term  within  the  Securities  Purchase  Agreement  dated  June  7,  2011  (amended)  by  and  between  the

Borrower and Sonoro shall control.

This  Note  is  free  from  all  taxes,  liens,  claims  and  encumbrances  with  respect  to  the  issue  thereof and  shall  not  be  subject  to  preemptive  rights  or  other  similar  rights  of  shareholders  of  the  Borrower  and will not impose personal liability upon the Holder thereof.

The following terms shall apply to this Note:

Exhibit 10.1

EXHIBIT A

ARTICLE I. HOLDER CONVERSION RIGHTS

1.1

Holder Conversion Right. The Holder shall have the right from time to time following the

date  of  this  Note  and  ending  on  the  later  of   (i)  the  Maturity  Date  and  (ii)  the  date  of  payment  of  the

Default  Amount  (as  defined  in  Article  III)  Pursuant  to  Section  1.6(a)  of  Article  III,  each  in  respect  of  the remaining  outstanding  principal  amount  of  this  Note  to  convert  all  or  any  part  of  the  outstanding  an unpaid  principal  amount  of  this  Note  into  units  consisting  of  fully  paid  and  non-assessable  Shares  and

Warrants  (the  “Conversion  Units”)  (pursuant  to  Section  1.2(b)),  or  any  shares  of  capital  stock  or  other securities  of  the  Borrower  into  which  such  Conversion  Units  shall  hereafter  be  changed  or  reclassified  at the conversion price (the  “Conversion Price”)  (pursuant  to  Section 1.2(a)  determined  as  provided herein

(a  “Conversion”);  provided,  however  ,that  in  no  event  shall  the  Holder  be  entitled  to  convert  any  portion of  this Note in excess of  that  portion of  this Note upon conversion of  which the sum of  (1)  the number  of

Shares  beneficially  owned  by  the  Holder  and  its  affiliates  (  other  than  the  Shares  or  Warrants  which  may be  deemed  beneficially  owned  through  the  ownership  of  the  unconverted  portion  of  the  Note  or  the unexercised  or  unconverted  portion  of  any  other  security  of  the  Borrower  subject  to  a  limitation  on conversion  or  exercise  analogous  to  the  limitations  contained  herein)  and  (2)  the  number  of  Shares issuable  upon  the  conversion  of  the  portion  of  this  Note  with  respect  to  which  the  determination  of  this provision is being made, would result in beneficial ownership by the Holder and its affiliates of more than

4.99%  of  the  outstanding  shares  of  the  Borrower.  For  purposes  of  the  provision  to  the  immediately preceding  sentence,  beneficial  ownership  shall  be  determined  in  accordance  with  Section  13(d)  of  the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder,

except   as  otherwise  provided  in  clause  (1)   of   such  provision,  provided,  further,  however,  that  the limitations  on  conversion  may  be  waived  by  the  Holder  upon,  at  the  election  of  the  Holder,  not  less  than

61  days'  prior  notice  to  the  Borrower,  and  the  provisions  of  the  conversion  limitation  shall  continue  to apply  until  such  61st  day  (or  such  later  date  as  determined  by  the  Holder,  as  may  be  specified  in  such notice  of  waiver).  The  Conversion  Units  to  be  issued  upon  each  conversion  of  this  Note  shall  be determined by dividing the Conversion Amount (as defined below) by the Conversion Price then in effect on  the  date  specified  in  the  notice  of  conversion  in  the  form  attached  hereto  as  Exhibit  1  (the  “Notice  of

Conversion”)  delivered  to  the  Borrower  by  the  Holder  in  accordance  with  Section  1.4  below;  provided that  the  Notice  of  Conversion  is  submitted  by  facsimile  or  e-mail  (or  by  other  means  resulting  in  notice)

to the Borrower  before 6:00 p.m. Miami, Florida time on such conversion date (the  “Conversion Date”).

The  term  “Conversion  Amount”  means  with  respect  to  any  conversion  of  this  Note,  the  sum  of  (1)  the principal  amount  of  this  Note  to  be  converted  in  such  conversion  plus  (2)  at  the  Holder's  option,  accrued and  unpaid  interest,  if  any,  on  such  principal  amount  at  the  interest  rates  provided  in  this  Note  to  the

Conversion  Date,  plus  (3)  at  the  Holder's  option,   Default  Interest;  if  any,  on  the  amounts  referred  to  in the immediately preceding clauses (1)  and/or  (2)  plus (4)  at the Holder's option, any amounts owed to the

Holder pursuant to Sections 1.3 and 1.4(f) hereof.

1.2

Conversion.

(a)

Conversion  Price.  The  Conversion  Price  for  the  Conversion  Amount  shall  equal

$1.00 of  the Conversion Amount  for  each (1)  Conversion Unit  (subject  to equitable adjustments for  stock splits,  stock  dividends  or  rights  offerings  by  the  Borrower  relating  to  the  Borrower’s  securities  or  the

securities    of    any    subsidiary    of    the    Borrower,    combinations,    recapitalization,    reclassifications,

extraordinary distributions and similar events).

(b)

Conversion  Units.  Each  Conversion  Unit  shall  consist  of  one  (1)  share  of  fully paid  and  non-assessable  Share  and  one  half  (1/2)  Warrant  entitling  the  Holder  to  purchase  an  additional

Share at $1.50 for each whole Warrant for a period of two (2) years following the Conversion Date.

Exhibit 10.1

EXHIBIT A

1.3

Authorized  Shares.  The  Borrower  covenants  that  during  the  period  the  conversion  right exists  the  Borrower  will  reserve  from  its  authorized  and  unissued  capital  a  sufficient  number  of  Shares free  from  preemptive  rights,  to  provide  for  the  issuance  of  Shares  and  the  exercise  of  the  Warrants  upon the  full  conversion  of  this  Note  (the  “Reserved  Amount”).  The  Borrower  represents  that  upon  issuance,

the  Shares  will  be  duly  and  validly  issued,  fully  paid  and  non-assessable.  In  addition,  if  the  Borrower shall  issue  any  securities  or  make  any  change  to  its  capital  structure  which  would  change  the  number  of

Shares  and  Warrants  into  which  the  Note  shall  be  convertible,  the  Borrower  shall  at  the  same  time  make proper  provision  so  that  thereafter  there  shall  be  a  sufficient  number  of  shares  authorized  and  reserved,

free from preemptive rights, for conversion of outstanding Notes.

If  at  any  time  the  Borrower  does  not  maintain  the  Reserved  Amount,  it  will  be  considered  an

Event of Default under Article III.

1.4

Method of Conversion.

(a)

Mechanics  of  Conversion.  Subject  to  Section  1.1,  this Note  may be  converted  by the Holder in whole or in part at  any time from time to time after  the Issue Date, by (A)  submitting to the

Borrower  a  Notice  of  Conversion  (by  facsimile,  e-mail  or  other  reasonable  means  of  communication dispatched  on  the  Conversion  Date  prior  to  6:00  p.m.  Miami,  Florida  time),  and  (B)  subject  to  Section

1.4(b), surrendering this Note at the principal office of the Borrower.

(b)

Surrender  of  Note  Upon  Conversion.  Notwithstanding  anything  to  the  contrary set forth herein, upon  conversion  of this  Note  in  accordance  with  the  terms hereof,  the  Holder  shall

not    be  required  to  physically  surrender  this  Note  to  the  Borrower  unless  the  entire  unpaid  principal amount  of  this  Note  is  so  converted.  The  Holder  and  the  Borrower  shall  maintain  records  showing  the

principal  amount   so  converted  and  the  dates  of  such  conversions  or   shall   use  such  other   method,

reasonably  satisfactory  to  the  Holder  and  the  Borrower,  so  as  not  to  require  physical  surrender  of  this

Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Borrower shall,  prima  facie,  be  controlling  and  determinative  in  the  absence  of  manifest  error.  Notwithstanding  the foregoing,  if  any  portion  of  this  Note  is  converted  as  aforesaid,  the  Holder  may  not  transfer  this  Note

unless   the   Holder   first   physically   surrenders   this   Note   to   the   Borrower,   whereupon   the   Borrower

forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder

(upon  payment  by the  Holder  of  any applicable transfer  taxes)  may request, representing in  the  aggregate the  remaining  unpaid  principal  amount  of  this  Note.  The  Holder  and  any  assignee,  by  acceptance  of  this

Note,  acknowledge  and  agree  that,  by reason of  the  provisions of  this  paragraph, following conversion  of a portion of this Note, the unpaid and unconverted principal  amount  of this Note represented by this Note may be less than the amount stated on the face hereof.

(c)

Payment  of  Taxes. The Borrower  shall  not  be required to pay any tax which may be  payable  in  respect  of  any  transfer  involved  in  the  issue  and  delivery  of  shares  of  Shares  or  other securities  or  property  on  conversion  of  this  Note  in  a  name  other  than  that  of  the  Holder  (or  in  street name),  and  the  Borrower  shall  not  be  required  to  issue  or  deliver  any  such  shares  or  other  securities  or property  unless  and  until  the  person  or  persons  (other  than  the  Holder  or  the  custodian  in  whose  street name  such  shares  are  to  be  held  for  the  Holder’s  account)  requesting  the  issuance  thereof  shall  have  paid to  the  Borrower  the  amount  of  any  such  tax  or  shall  have  established  to  the  satisfaction  of  the  Borrower that such tax has been paid.

Exhibit 10.1

EXHIBIT A

(d)

Delivery   of   Shares   and   Warrants   Upon   Conversion.   Upon   receipt   by   the

Borrower   from   the   Holder   of   a   facsimile   transmission   or   e-mail   (or   other   reasonable   means   of

communication)  of  a  Notice  of  Conversion  meeting  the  requirements  for  communication  as  provided  in this  Section  1.4,  the  Borrower  shall  issue  and  deliver  or  cause  to  be  issued  and  delivered  to  or  upon  the order  of  the  Holder  certificates  for  the  Shares  and  Warrants  issuable  upon  such  conversion  within  three

(3) business days after such receipt (but in any event the fifth (5th) business day being hereinafter referred to  as the  “Deadline”)  (and, solely in  the case  of  conversion  of  the  entire  unpaid  principal  amount  hereof,

surrender of this Note) in accordance with the terms hereof and the Purchase Agreements.

(e)

Obligation   of   Borrower   to   Deliver   Conversion   Units.   Upon   receipt   by   the

Borrower  of  a  Notice  of  Conversion,  the  Holder  shall  be  deemed  to  be  the  holder  of  record  of  the  Shares issuable  upon  such  conversion  and  the  Warrants  attached  thereto,  the  outstanding  principal  amount  and the  amount  of  accrued  and  unpaid  interest  on  this  Note  shall  be  reduced  to  reflect  such  conversion,  and,

unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this  Note  being  so  converted  shall  forthwith  terminate  except  the  right  to  receive  the  and  Warrants  or other  securities,  cash  or  other  assets,  as  herein  provided,  on  such  conversion.  If  the  Holder  shall  have given  a  Notice  of  Conversion  as  provided  herein,  the  Borrower’s  obligation  to  issue  and  deliver  the certificates  for  Shares  and  Warrants  shall  be  absolute  and  unconditional,  irrespective  of  the  absence  of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof,

the recovery of any judgment against any person or any action to enforce the same, any failure or delay in

the   enforcement   of   any   other   obligation   of   the   Borrower   to   the   holder   of   record,   or   any   setoff,

counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation  to  the  Borrower,  and  irrespective  of  any  other  circumstance  which  might  otherwise  limit  such obligation  of  the  Borrower  to  the  Holder  in  connection  with  such  conversion.  The  Conversion  Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., Miami, Florida time, on such date.

(f)

Failure  to  Deliver  Conversion  Units  Prior  to  Deadline.  Without  in  any  way

limiting  the  Holder’s  right  to  pursue  other  remedies,  including  actual  damages  and/or  equitable  relief  the parties  agree  that  if  delivery  of  the  Shares  and  Warrants  issuable  upon  conversion  of  this  Note  are  not delivered  by  the  Deadline  (other  than  a  failure  due  to  the  circumstances  described  in  Section  1.3  above,

which  failure  shall  be  governed  by  such  Section)  the  Borrower  shall  pay  to  the  Holder  $1,000  per  day  in cash, for each day beyond the Deadline that the Borrower  fails to deliver such Shares and Warrants. Such cash  amount  shall  be  paid  to  Holder  by  the  fifth  (5th)  day  of  the  month  following  the  month  in  which  it has accrued or, at  the option  of  the  Holder  (by written notice to  the  Borrower  by the fifth  (5th)  day of  the month  following  the  month  in  which  it  has  accrued),  shall  be  added  to  the  principal  amount  of  this  Note,

in which event  interest  shall  accrue thereon in accordance with the terms of  this Note and such additional principal  amount  shall  be  convertible  into  Conversion  Units  in  accordance  with  the  terms  of  this  Note.

The  Borrower  agrees  that  the  right  to  convert  is  a  valuable  right  to  the  Holder.  The  damages  resulting from  a  failure,  attempt  to  frustrate,  interference  with  such  conversion  right  are  difficult  if  not  impossible to  qualify.  Accordingly  the  parties  acknowledge  that  the  liquidated  damages  provision  in  this  Section

1.4(f) is justified.

Exhibit 10.1

EXHIBIT A

1.5

Concerning  the  Conversion  Units.  The  Shares  and  Warrants  issuable  upon  conversion  of this  Note  may  not  be  sold  or  transferred  unless  (i)  such  shares  are  sold  pursuant  to  an  effect  the registration  statement  under  the  Securities  Act  or  (ii)  the  Borrower  or  its  transfer  agent  shall  have  been furnished  with  an opinion of  counsel  (which  opinion shall  be in form,  substance and  scope  customary for opinions  of  counsel  in  comparable  transactions)  to  the effect  that  the  shares  to  be sold  or  transferred  may be  sold  or  transferred  pursuant  to  an  exemption  from  such  registration  or  (iii)  such  shares  are  sold  or transferred  pursuant  to  Rule  144  under  the  Securities  Act  (or  a  successor  rule)  (“Rule  144”)  or  (iv)  such shares  are  transferred  to  an  “affiliate”  (as  defined  in  Rule  144)  of  the  Borrower  who  agrees  to  sell  or otherwise  transfer  the  shares  only  in  accordance  with  this  Section  1.5  and  who  is  not  a  U.S.  Person  (as defined  in  the  Purchase  Agreements).  Except  as  otherwise  provided  in  the  Purchase  Agreements  and  the

Waiver  Agreement  (and  subject  to  the  removal  provisions  set  forth  below),  until  such  time  as  the  shares

of   Shares  issuable  upon  conversion  of  this  Note  have  been  registered  under  the  Securities  Act  or otherwise  may  be  sold  pursuant  to  Rule  144  without  any  restriction  as  to  the  number  of  securities  as  of  a particular  date  that  can  then  be  immediately  sold,  each  certificate  for  shares  of  Shares  and  the  Warrants issuable  upon  conversion  of  this  Note  that  has  not  been  so  included  in  an  effective  registration  statement or  that  has  not  been  sold  pursuant  to  an  effective  registration  statement  or  an  exemption  that  permits removal of the legend, shall bear a legend substantial in the following form, as appropriate:

“THESE   SECURITIES   HAVE   NOT   BEEN   REGISTERED   WITH   THE

UNITED    STATES    SECURITIES    AND    EXCHANGE    COMMISSION

(“COMMISSION”)    OR   THE    SECURITIES   COMMISSION   OF    ANY

STATE   BECAUSE   THEY   ARE   BELIEVED   TO   BE   EXEMPT   FROM

REGISTRATION  UNDER  REGULATION  "S"  PROMULGATED  UNDER

THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (“SECURITIES  ACT”).

THESE   SECURITIES   MAY   NOT   BE   OFFERED   OR   SOLD   IN   THE

UNITED  STATES  OR  TO  U.S.  PERSONS  UNLESS  THE  SECURITIES

ARE     REGISTERED     UNDER     THE     SECURITIES     ACT,     OR     AN

EXEMPTION    FROM    SUCH    REGISTRATION    REQUIREMENT    IS

AVAILABLE.     HEDGING     TRANSACTIONS     INVOLVING     THESE

SECURITIES  MAY  NOT  BE  CONDUCTED  UNLESS  IN  COMPLIANCE

WITH   THE   SECURITIES   ACT.   THESE   SECURITIES   SHALL   NOT

CONSTITUTE  AN  OFFER  TO  SELL  NOR  A  SOLICITATION  OF  AN

OFFER  TO  BUY  THE  SECURITIES  IN  ANY  JURISDICTION  IN  WHICH

SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.”

The  legend  set  forth  above  shall  be  removed  and  the  Borrower  shall  issue  to  the  Holder  a  new certificate or stock purchase warrant therefore free of any transfer legend if (i) the Borrower or its transfer agent  shall  have received an opinion of  counsel, to the effect that a public sale or transfer of such security may  be  made  without  registration  under  the  Securities  Act,  which  opinion  shall  be  accepted  by  the

Borrower so that the sale or transfer is effected or (ii) in the case of securities issuable upon conversion of this  Note,  such  securities  are  registered  for  sale  by  the  Holder  under  an  effective  registration  statement filed under  the Securities Act  or  otherwise may be sold pursuant  to Rule 144 without  any restriction as to the number of securities as of a particular date that can then be immediately sold.

Exhibit 10.1

EXHIBIT A

1.6

Effect of Certain Events.

(a)

Effect  of  Merger,  Consolidation,  Etc.  At  the  option  of  the  Holder,  the  sale,

conveyance  or  disposition  of  all  or  substantially  all  of  the  assets  of  the  Borrower,  the  effectuation  by  the

Borrower  of  a transaction or  series of related transactions in which more than 50% of the voting power  of the  Borrower  is  disposed  of,  or  the  consolidation,  merger  or  other  business  combination  of  the  Borrower with  or  into  any  other  Person  (as  defined  below)  or  Persons  when  the  Borrower  is  not  the  survivor  shall either  (i)  be  deemed  to  be  an  Event  of  Default  (as  defined  in  Article  III)  pursuant  to  which  the  Borrower shall be required to pay to the Holder upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III) or (ii) be treated pursuant to Section 1.6(b)

hereof.   “Person”   shall   mean   any   individual,   corporation,   limited   liability   company,   partnership,

association, trust or other entity or organization.

(b)

Adjustment  Due  to  Merger,  Consolidation,  Etc.  If,  at  any  time  when  this  Note  is

issued   and   outstanding   and   prior   to   conversion   of   all   of   the   Notes,   there   shall   be   any   merger,

consolidation,  exchange  of  shares,  recapitalization,  reorganization,  or  other  similar  event,  as  a  result  of which  securities  of  the  Borrower  shall  be  changed  into  the  same  or  a  different  number  of  shares  and warrants  of  another  class  or  classes  of  stock  or  securities  of  the  Borrower  or  another  entity,  or  in  case  of any  sale  or  conveyance  of  all  or  substantially  all  of  the  assets  of  the  Borrower  other  than  in  connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shal1 thereafter have the right  to  receive  upon  conversion  of  this  Note,  upon  the basis  and upon the terms  and  conditions specified herein  and  in  lieu  of  Shares  and  Warrants  immediately  theretofore  issuable  upon  conversion,  such  stock,

securities or assets which the Holder would have been entitled to receive in such transaction had this Note been  converted  in  full  immediately  prior  to  such  transaction  (without  regard  to  any  limitations  on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights  and  interests  of  the  Holder  of  this  Note  to  the  end  that  the  provisions  hereof  shall  thereafter  be applicable,  as  nearly  as  may  be  practicable  in  relation  to  any  securities  of  assets  thereafter  deliverable upon  the  conversion  hereof.  The  Borrower  shall  not  affect  any  transaction  descried  in  this  Section  1.6(b)

unless  (i)  it  first  gives,  to  the  extent  practicable,  thirty  (30)  days  prior  written  notice  (but  in  any  event  at least  fifteen  (15)  days  prior  written  notice)  of  the  record  date  of  the  special  meeting  of  shareholders  to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares,  recapitalization,  reorganization  or  other  similar  event  or  sale  of  assets  (during  which  time  the

Holder shall be entitled to convert this Note) and (ii) the resulting successor  or acquiring entity (if  not the

Borrower)  assumes  by  written  instrument  the  obligations  of  this  Section  1.6(b).  The  above  provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)

Adjustment  Due  to  Distribution.  If  the  Borrower  shall  declare  or  make  any distribution  of  its  assets  (or  rights  to  acquire  its  assets)  to  holders  of  its  shares  as  a  dividend,  stock repurchase,  by  way  of  return  of  capital  or  otherwise  (including  any  dividend  or  distribution  to  the

Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e.,

a  spin-off)  (a  “Distribution”),  then  the  Holder  of  this  Note  shall  be  entitled,  upon  any  conversion  of  this

Note  after  the  date  of  record  for  determining  shareholders  entitled  to  such  Distribution,  to  receive  the amount  of  such  assets  which  would  have  been  payable  to  the  Holder  with  respect  to  the  shares  of  Shares issuable  upon  such  conversion  had  such  Holder  been  the  holder  of  such  shares  of  Shares  on  the  record date for the determination of shareholders entitled to such Distribution.

Exhibit 10.1

EXHIBIT A

(d)

Purchase  Rights.  If,  at  any  time  when  any  Notes  are  issued  and  outstanding,  the

Borrower   issues  any  convertible  securities  or   right  to  purchase  stock,  warrants,  securities  or   other

property (the  “Purchase Rights’’)  pro rata to the record  holders of  any class  of  Shares,  then the  Holder  of this  Note  will  be  entitled  to  acquire,  upon  the  terms  applicable  to  such  Purchase  Rights,  the  aggregate

Purchase  Rights  which  such  Holder  could  have  acquired  if  such  Holder  had  held  the  number  of  Shares acquirable  upon  complete  conversion  of  this  Note  (without  regard  to  any  limitations  on  conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or  sale of such  Purchase  Rights  or,  if  no  such  record  is  taken,  the  date  as  of  which  the  record  holders  of  Shares  are to be determined for the grant, issue or sale of such Purchase Rights.

(e)

Notice  of  Adjustments.  Upon  the  occurrence  of  each  adjustment  or  readjustment as  a  result  of  the  events  described  in  this  Section  1.6,  the  Borrower,  at  its  expense,  shall  promptly compute  such  adjustment  or  readjustment  and  prepare  and  furnish  to  the  Holder  of  a  certificate  setting forth  such  adjustment  or  readjustment  and  showing  in  detail  the  facts  upon  which  such  adjustment  or readjustment  is  based.  The  Borrower  shalt  upon  the  written  request  at  any  time  of  the  Holder,  furnish  to such  Holder  a  like  certificate  setting  forth  (i)  such  adjustment  or  readjustment,  and  (ii)  the  number  of

Shares,  Warrants  and  the  amount,  if  any,  of  other  securities  or  property  which  at  the  time  would  be received upon conversion of the Note.

1.7

Trading  Market  Limitations.  Unless  permitted  by  the  applicable  rules  and  regulations  of the  principal  securities  market  on  which  the  Shares  are  then  listed  or  traded,  in  no  event  shall  the

Borrower issue upon conversion of or otherwise pursuant to this Note more than the maximum number of shares  of  Shares that  the  Borrower  can  issue  pursuant  to  any rule  of  the  principal  United  States  securities market  on  which  the  Shares  are  then  traded  (the  “Maximum  Share  Amount”)  which  shall  be  4.99%  of the  total  shares  outstanding  on  the  Closing  Date  (as  defined  in  the  Purchase  Agreement),  subject  to

equitable   adjustment   from   time   to   time   for   stock   splits,   stock   dividends,   combinations,   capital

reorganizations  and  similar  events  relating  to  the  Shares  occurring  after  the  date  hereof.  Once  the

Maximum  Share  Amount  has  been  issued,  if  the  Borrower  fails  to  eliminate  any  prohibitions  under applicable  law  or  the  miles  or  regulations  of  any  stock  exchange,  interdealer  quotation  system  or  other self-regulatory organization with jurisdiction over  the Borrower  or  any of  its securities on the Borrower’s ability  to  issue  Shares  in  excess  of  the  Maximum  Share  Amount,  in  lieu  of  any  further  right  to  convert this Note, this will be considered an Event of Default under Article III.

1.8

Status  as  Shareholder.  Upon  submission  of  a  Notice  of  Conversion  by  a  Holder,  (i)  the

Conversion  Units  covered  thereby  (other  than  the  shares,  if  any,  which  cannot  be  issued  because  their issuance  would  exceed  such  Holder’s  allocated  portion  of  the  Reserved  Amount  or  Maximum  Share

Amount)  shall  be  deemed  converted  into  Shares  and  Warrants  and  (ii)  the  Holder’s  rights  as  a  Holder  of such  converted  portion  of  this  Note  shall  cease  and  terminate,  excepting  only  the  right  to  receive certificates  for  such  Shares  and  Warrants  and  to  any  remedies  provided  herein  or  otherwise  available  at law  or  in  equity  to  such  Holder  because  of  a  failure  by  the  Borrower  to  comply  with  the  terms  of  this

Note.  Notwithstanding  the  foregoing,  if  a  Holder  has  not  received  certificates  for  all  Shares  and  all

Warrants  prior  to  the  tenth  (10th)  business  day  after  the  expiration  of  the  Deadline  with  respect  to  a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder  of  Shares and Warrants by so notifying the Borrower)  the Holder  shall  regain the rights of  a Holder  of  this Note with respect to such unconverted portions of  this Note and the Borrower shall, as soon  as  practicable,  return  such  unconverted  Note  to  the  Holder  or,  if  the  Note  has  not  been  surrendered,

adjust  its  records  to  reflect  that  such  portion  of  this  Note  has  not  been  converted.  In  all  cases,  the  Holder shall retain all of its rights and remedies for the Borrower’s failure to convert this Note.

Exhibit 10.1

EXHIBIT A

ARTICLE II. CERTAIN COVENANTS

2.1

Restriction  on  Stock  Repurchases.  So  long  as  the  Borrower  shall  have  any  obligation under  this  Note,  the  Borrower  shall  not,  without  the  Holder’s  written  consent,  redeem,  repurchase  or otherwise  acquire  (whether  for  cash  or  in  exchange  for  property  or  other  securities  or  otherwise)  in  any one  transaction  or  series  of  related  transactions  any  shares  of  capital  stock  of  the  Borrower  or  any warrants, rights or options to purchase or acquire any such shares.

2.2

Sale  of  Assets.  So  long  as  the  Borrower  shall  have  any  obligation  under  this  Note,  the

Borrower   shall   not,   without   the   Holder’s   written   consent,   sell,   lease   or   otherwise   dispose   of   any

significant  portion  of  its  assets  outside  the  ordinary  course  of  business.  Any  consent  to  the  disposition  of any  assets  may  be  conditioned  on  a  specified  use  of  the  proceeds  of  disposition.  Notwithstanding  the foregoing,  the  Borrower  need  not  obtain  the  Holder’s  written  consent  to  issue  shares  of  the  Borrower’s stock at a price of forty cents ($0.40) or higher.

ARTICLE III. EVENTS OF DEFAULT

3.1

Events  of  Default.  The  occurrence  of  any  of  the  following  events  shall  be  deemed  an

“Event of Default”:

(a)

Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

(b)

Conversion  and  the  Shares.  The  Borrower  fails  to  issue  Shares  and  Warrants  to the  Holder  (or  announces  or  threatens  in  writing  that  it  will  not  honor  its  obligation  to  do  so)  upon exercise  by  the  Holder  of  the  conversion  rights  of  the  Holder  in  accordance  with  the  terms  of  this  Note,

fails  to  transfer  or  cause  its  transfer  agent  to  transfer  (issue)  (electronically  or  in  certificated  form)  any certificate  for  Shares  and  Warrants  issued  to  the  Holder  upon  conversion  of  or  otherwise  pursuant  to  this

Note  as  and  when  required  by  this  Note,  the  Borrower  directs  its  transfer  agent  not  to  transfer  or  delays,

impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form)

any certificate for Shares or Warrants to be issued to the Holder upon conversion of or otherwise pursuant to  this  Note  as  and  when  required  by  this  Note,  or  fails  to  remove  (or  directs  its  transfer  agent  not  to remove  or  impairs,  delays,  and/or  hinders  its  transfer  agent  from  removing)  any  restrictive  legend  (or  to withdraw  any  stop  transfer  instructions  in  respect  thereof)  on  any  certificate  for  any  Shares  or  warrants issued  to  the  Holder  upon  conversion  of  or  otherwise  pursuant  to  this  Note  as  and  when  required  by  this

Note  (or  makes  any  written  announcement,  statement  or  threat  that  it  does  not  intend  to  honor  the obligation  described  in  this  paragraph)  and  any  such  failure  shall  continue  uncured  (or  any  written announcement,  statement  or  threat  not  to  honor  its  obligations  shall  not  be  rescinded  in  writing)  for  three

(3) business days after the Holder shall have delivered a Notice of Conversion.

(c)

Breach  of  Covenants.  The  Borrower  breaches  any  material  covenant  or  other material  term  or  condition  contained  in  this  Note  and  any  collateral  documents  including,  but  not  limited to, the Purchase Agreements and the Waiver Agreement.

(d)

Breach of  Representations and Warranties. Any representation or  warranty of  the

Borrower  made  herein  or  in  any agreement, statement  or  certificate  given  in  writing pursuant  hereto or  in connection herewith (including, without limitation, the Purchase Agreements and the Waiver Agreement),

shall  be  false  or  misleading  in  any  material  respect  when  made  and  the  breach  of  which  has  (or  with  the passage  of  time  will  have)  a  material  adverse  effect  on  the  rights  of  the  Holder  with  respect  to  this  Note,

the Purchase Agreements or the Waiver Agreement.

Exhibit 10.1

EXHIBIT A

(e)

Receiver  or  Trustee. The  Borrower  or  any subsidiary of  the  Borrower  shall  make an  assignment  for  the  benefit  of  creditors,  or  apply  for  or  consent  to  the  appointment  of  a  receiver  or trustee  for  it  or  for  a  substantial  part  of  its  property  or  business,  or  such  a  receiver  or  trustee  shall otherwise be appointed.

(f)

Judgments.  Any  money  judgment,  writ  or  similar  process  shall  be  entered  or filed  against  the  Borrower  or  any  subsidiary  of  the  Borrower  or  any  of  its  property  or  other  assets  for more  than  $50,000,  and  shall  remain  unvacated,  unbonded  or  unstayed  for  a  period  of  twenty  (20)  days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

(g)

Bankruptcy.  Bankruptcy,  insolvency,  reorganization  or  liquidation  proceedings or  other  proceedings,  voluntary  or  involuntary,  for  relief  under  any  bankruptcy  law  or  any  law  for  the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

(h)

Delisting of  Shares.  The  Borrower  shall  fail  to  maintain  the listing of  the  Shares on  at  least  one  of  the  OTCBB  or  an  equivalent  replacement  exchange,  the  Nasdaq  National  Market,  the

Nasdaq Small Cap Market, the New York Stock Exchange, or the American Stock & Exchange.

(i)

Failure  to  Comply  with  the  Exchange  Act.  The  Borrower  shall  fail  to  comply with the reporting requirements of  the  Exchange  Act,  and/or  the  Borrower  shall  cease to be subject  to  the reporting requirements of the Exchange Act.

(j)

Liquidation.  Any  dissolution,  liquidation,  or  winding  up  of  Borrower  or  any substantial portion of its business.

(k)

Cessation  of  Operations.  Any  cessation  of  operations  by  Borrower  or  Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any  disclosure  of  the  Borrower’s  ability  to  continue  as  a  “going  concern”  shall  not  be  an  admission  that the Borrower cannot pay its debts as they become due.

(l)

Maintenance   of   Assets.   The   failure   by   Borrower   to   maintain   any   material

intellectual  property  rights,  personal,  real  property  or  other  assets  which  are  necessary  to  conduct  its business (whether now or in the future).

(m)

Financial  Statement  Restatement.  The  restatement  of  any  financial  statements filed  by  the  Borrower  with  the  Securities  and  Exchange  Commission  for  any  date  or  period  from  two years prior  to the Issue Date of  this Note and until  this Note is no longer  outstanding, if  the result  of  such restatement  would,  by  comparison  to  the  unrestated  financial  statement,  have  constituted  a  material adverse  effect  on  the  rights  of  the  Holder  with  respect  to  this  Note,  the  Purchase  Agreements  or  the

Waiver Agreement.

(n)

Reverse  Splits.  The  Borrower  effectuates  a  reverse  split  of  its  Shares  without twenty (20) days prior written notice to the Holder.

(o)

Replacement  of  Transfer  Agent.  In  the  event  that  the  Borrower  proposes  to replace  its  transfer  agent,  the  Borrower  fails  to  provide  prior  to  the  effective  date  of  such  replacement,

fully  executed  Irrevocable  Transfer  Agent  Instructions  in  a  form  as  initially  delivered  pursuant  to  the

Purchase  Agreements  (including  but  not  limited  to  the  provision  to  irrevocably  reserve  Shares  in  the

Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

Exhibit 10.1

EXHIBIT A

(p)

Cross Default. Notwithstanding anything to the contrary contained in this Note or the  other  related  or  companion  documents,  a  breach  or  default  by  the  Borrower  of  any  covenant  or  other term or  condition  contained  in  any of  the  Other  Agreements  (as  defined  below), shall  immediately,  at  the option  of  the  Holder,  be  considered  a  default  under  this  Note  and  the  Other  Agreements  in  which  the

Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms  of  this  Note  and  the  Other  Agreements  by  reason  of  a  default  under  said  Other  Agreement  or hereunder.  “Other  Agreements”  means,  collectively,  all  agreements  and  instruments  between,  among or by:  (1)  the  Borrower,  and,  or  for  the  benefit  of  (2)  the  Holder,  Sonoro  and  any  affiliate  of  the  Holder  or

Sonoro,   including,   without   limitation,   promissory   notes;   provided,   however,   the   term   ‘‘Other

Agreements”  shall  not  include  the  related  or  companion  documents  to  this  Note.  Each  of  the  loan transactions will  be cross-defaulted with each other  loan transaction and with all other  existing and future debt of Borrower to the Holder and/or Sonoro.

3.2

Default Amount. Upon the occurrence and during the continuation of an Event of Default specified  in  this  Article  III,  the  Note  shall  become  immediately  due  and  payable  and  the  Borrower  shall pay to the Holder an amount equal to the Default Amount (as defined below) effective immediately in full satisfaction of  its  obligations  hereunder,  an  amount  equal  to  (w)  the  then  outstanding principal  amount  of this  Note  plus  (x)  accrued  and  unpaid  interest  on  the  unpaid  principal  amount  of  this  Note  to  the  date  of payment  plus  (y)  the  sum  of  $300,000  plus  (z)  Default  Interest,  if  any,  on  the  amounts  referred  to  in clauses  (w),  (x)  and/or  (y)  (the  amounts  referred  to  in  clauses  (w),  (x),  (y)  and  (z)  shall  collectively  be known  as  the  “Default  Amount”)  and  all  other  amounts  payable  hereunder  shall  immediately  become due  and  payable,  all  without  demand,  presentment  or  notice,  all  of  which  hereby  are  expressly  waived,

together  with  all  costs,  including,  without  limitation,  legal  fees  and  expenses,  of  collection,  and  the

Holder shall be entitled to exercise all other rights and remedies available in binding arbitration.

3.3

Shares in Lieu of  Default Amount. If  the Borrower fails to pay the Default  Amount  when such amount is due and payable, then the Holder shall have the right  at  any time, so long as the Borrower remains in default (and so long and to the extent  that there are sufficient  authorized shares), to require the

Borrower,  to  immediately  issue,  in  lieu  of  the  Default  Amount,  the  number  of  Shares  of  the  Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV. MISCELLANEOUS

4.1

Seniority of  this Note. Except  with respect  to only those secured creditors who have duly filed  a  UCC-1  Financing  Statement  prior  to  the  Issue  Date,  this  Note  shall  rank  senior  to  any  and  all indebtedness,  promissory  notes,  loans,  and  debentures  the  Borrower  has  incurred  prior  to,  including,  and subsequent  to the Issue Date, unless the Borrower  receives the prior  written consent  of  the Holder  (which may  be  withheld  for  any  reason  whatsoever)  to  otherwise  incur  any  such  indebtedness  senior  to  or  on parity  with  this  Note.  The  Borrower  agrees  that  the  Holder  shall  have  no  obligation  to  review  or  consent to any proposed indebtedness that would be senior to this Note unless and until such time as the Borrower has  advanced  the  estimated  costs  and  expenses,  including  attorneys’  fees,  for  the  Holder  to  review  the proposed  new  indebtedness.  Each  person  taking  or  holding  this  Note  accepts  and  agrees  to  be  bound  by the provisions of this Section 4.1.

a.

Notwithstanding the provisions of this Section 4.1, the Holder  hereby consents to the  Borrower  entering  into  a  secured  loan  on  substantially  the  same  terms  as  the  Borrower  has  with  its current secured lender, (George Town Associates S.A.), if the proceeds of the loan are used to pay George

Town  Associates  S.A.  in  full  and  the  lender  is  only  one  of  the  following  direct  parties  (and  not  for  the benefit of or as the nominee of a third-party):

Exhibit 10.1

EXHIBIT A

i.

Hanwha Group of South Korea;

ii.

UP Scientech Materials Corp. of Taiwan

iii.

a   recognized   United   States  institutional  investor  that  is  registered  with

the  U.S.  Securities   and   Exchange   Commission   and   has   more   than   Five   Hundred   Million  U.S.

Dollars  (US$500,000,000 million) under management; or

iv.

a  United  States  FDIC  Commercial  Bank  with  assets  on  deposit  in  excess of Five  Hundred Million U.S. Dollars (US$500,000,000 million)

4.2

Prepayment. The Borrower shall  have the right  to prepay this Note without  penalty in the reduced  amount  of  $2,700,000,  plus  accrued  interest,  only  if  such  sum  is  received  by  the  Holder,  in  full,

on or before July 31, 2015. If  the Borrower elects to prepay this Note in accordance with the terms of this

Section 4.2, the Borrower shall be deemed to have satisfied all of the Borrower’s obligations hereunder.

4.3

Failure  or  Indulgence  Not  Waiver.  No  failure  or  delay  on  the  part  of  the  Holder  in  the exercise  of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver  thereof,  nor  shall  any  single or  partial  exercise  of  any  such  power,  right  or  privilege  preclude  other  or  further  exercise  thereof  or  of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.4

Notices.  All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified  herein,  shall  be  (i)

personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,  postage prepaid,  (iii)  delivered  by  reputable  air  courier  service  with  charges  prepaid,  or  (iv)  transmitted  by  hand delivery,  telegram,  or  facsimile,  addressed  as  set  forth  below  or  to  such  other  address  as  such  party  shall have  specified  most  recently  by  written  notice.  Any  notice  or  other  communication  required  or  permitted to  be  given  hereunder  shall  be  deemed  effective  (a)  upon  hand  delivery  or  delivery  by  facsimile,  with

accurate   confirmation   generated   by   the   transmitting   facsimile   machine,   at   the   address   or   number

designated below (if  delivered on a business day during normal  business hours where such notice is to be received),  or  the  first  business  day  following  such  delivery)  (if  delivered  other  than  on  a  business  day during  normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day following the date of  mailing by express courier  service, fully prepaid, addressed to such address or  upon actual  receipt  of  such  mailing,  whichever  shall  first  occur.  The  addresses  for  such  communications  shall be:

If to the Borrower, to:

Abakan, Inc.

266S. Bayshore Drive, Suite 450

Miami, Florida 33133

Attn: Robert H. Miller, Chief Executive Officer

facsimile: (786) 347-7706

e-mail: robert.miller@abakaninc.com

If to the Holder:

Sonoro Invest S.A.

Calle 53E, Urbanizacion Marbella

MMG Tower, Piso 16

Panama City, Panama

Attn.: Anton Daniel Wyss

Exhibit 10.1

EXHIBIT A

with simultaneous copies to

Robins Kaplan LLP

601 Lexington Avenue, Suite 3400

New York, New York 10022

Attn.: Craig Weiner

4.5

Amendments.   This   Note   and   any   provision   hereof   may   only   be   amended   by   an

instrument  in  writing  signed  by  the  Borrower  and  the  Holder.  The  term  “Note”  and  all  reference  thereto,

as  used  throughout  this  instrument,  shall  mean  this  instrument  as  originally  executed,  or  if  later  amended or supplemented, then as so amended or supplemented.

4.6

Assignability.  This  Note  shall  be  binding  upon  the  Borrower  and  its  successors  and assigns,  and  shall  inure  to  be  the  benefit  of  the  Holder  and  its  successors  and  assigns.  Each  transferee  of this  Note  must  not  be  a  “U.S.  Person”  (as  that  term  is  defined  in  Rule  902  of  Regulation  S,  and  is  not acquiring  the  securities  for  the  account  or  benefit  of  any  U.S.  person,  as  defined  in  Rule  50l(a)  of  the

Securities  Act).  Notwithstanding  anything  in  this  Note  to  the  contrary,  this  Note  may  be  pledged  as collateral in connection with a bona fide margin account or other lending arrangement.

4.7

Cost  of  Collection. If  default is made in the payment  of  this Note, the Borrower shall  pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.8

Governing  Law.  This  Note  shall  be  governed  by  and  construed  in  accordance  with  the laws  of  the  State  of  Florida without  regard  to principles  of  conflicts  of  laws.  Any and  all  disputes,  claims or  controversies  arising  out  of  or  relating  to  this  Note  and/or  any  other  disputes  by  and  between  the

Borrower  and  the  Holder,  or  the  breach,  termination,  enforcement,  interpretation  or  validity  hereof,

including the  determination of  the scope  or  applicability of  this  agreement  to  arbitrate  in this  Section  4.8,

shall be exclusively determined by binding arbitration in New York, New York before one arbitrator. The

arbitration   shall   be   administered   by   JAMS   pursuant   to   its   Comprehensive   Arbitration   Rules   and

Procedures  and  in  accordance  with  the  Expedited  Procedures  in  those  Rules,  and  there  shall  be  only written  discovery (i.e.,  no  depositions  shall  be  had). Judgment  on  the  Award  may be  entered  in  any court having  jurisdiction.  The  parties  expressly  consent,  agree,  and  acknowledge  that  the  arbitrator  has  the authority  to  provide  provisional  remedies  to  the  parties.  The  prevailing  party  shall  be  entitled  to  recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Note or any  other  agreement  delivered  in  connection  herewith  is  invalid  or  unenforceable  under  any  applicable statute  or  rule  of  law,  then  such  provision  shall  be  deemed  inoperative  to  the  extent  that  it  may  conflict therewith  and  shall  be  deemed  modified  to  conform  with  such  statute  or  rule  of  law.  Any  such  provision which  may  prove  invalid  or  unenforceable  under  any  law  shall  not  affect  the  validity  or  enforceability  of any  other  provision  of  any  agreement.  Each  party  hereby  irrevocably  waives  personal  service  of  process and  consents  to  process  being  served  in  any  proceeding  in  connection  with  this  Note  by  mailing  a  copy thereof  via  registered  or  certified  mail  or  overnight  delivery  (with  evidence  of  delivery)  to  such  party  at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient  service  of  process  and  notice  thereof.  Nothing  contained  herein  shall  be  deemed  to  limit  in  any way any right to serve process in any other manner permitted by law.

Exhibit 10.1

EXHIBIT A

4.9

Certain  Amounts.  Whenever  pursuant  to  this  Note  the  Borrower  is  required  to  pay  an amount  in  excess  of  the  outstanding  principal  amount  (or  the  portion  thereof  required  to  be  paid  at  that time)  plus accrued and unpaid interest  plus Default  Interest  on such interest, the Borrower  and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to  determine  and  the  amount  to  be  so  paid  by  the  Borrower  represents  stipulated  damages  and  not  a penalty  and  is  intended  to  compensate  the  Holder  in  part  for  loss  of  the  opportunity  to  convert  this  Note and  to  earn  a  return  from  the  sale  of  Shares  acquired  upon  conversion  of  this  Note  at  a  price  in  excess  of the  price  paid  for  such  shares  pursuant  to  this  Note. The  Borrower  and  the  Holder  hereby agree  that  such amount  of  stipulated  damages  is  not  plainly  disproportionate  to  the  possible  loss  to  the  Holder  from  the receipt of a cash payment without the opportunity to convert this Note into Shares.

4.10

Waiver  Agreement.  By  its  acceptance  of  this  Note,  each  party  agrees  to  be  bound  by  the applicable terms of the Waiver Agreement.

4.11

Notice  of  Corporate  Event.  Except  as  otherwise  provided  below,  the  Holder  of  this  Note shall  have  no  rights  as  a  Holder  of  Shares  unless  and  only  to  the  extent  that  it  converts  this  Note  into

Shares.  The  Borrower  shall  provide  the  Holder  with  prior  notification  of  any  meeting  of  the  Borrower’s shareholder  (and  copies  of  proxy  materials  and  other  information  sent  to  shareholders).  In  the  event  of any  taking  by  the  Borrower  of  a  record  of  its  shareholders  for  the  purpose  of  determining  shareholders who  are  entitled  to  receive  payment  of  any  dividend  or  other  distribution,  any  right  to  subscribe  for,

purchase   or   otherwise   acquire   (including   by   way   of   merger,   consolidation,   reclassification   or

recapitalization)  any share of  any class or  any other  securities or  property, or  to receive any other right  or for  the  purpose  of  determining  shareholders  who  are  entitled  to  vote  m  connection  with  any  proposed sale,  lease  or  conveyance  of  all  or  substantially  all  of  the  assets  of  the  Borrower  or  any  proposed liquidation,  dissolution  or  winding  up  of  the  Borrower,  the  Borrower  shall  mail  a  notice  to  the  Holder,  at

least   twenty  (20)   days   prior   to   the   record   date   specified   therein   (or   thirty  (30)   days   prior   to   the

consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be  taken  for  the  purpose  of  such  dividend,  distribution,  right  or  other  event  and  a  brief  statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at  such  time.  The  Borrower  shall  make  a  public  announcement  of  any  event  requiring  notification  to  the

Holder  hereunder  substantially  simultaneously  with  the  notification  to  the  Holder  in  accordance  with  the terms of this Section 4.11.

4.12

Remedies.  The  Borrower  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder

will   cause   irreparable   harm   to   the   Holder,   by   vitiating   the   intent   and   purpose   of   the   transaction

contemplated  hereby.  Accordingly,  the  Borrower  acknowledges  that  the  remedy at  law  for  a  breach  of  its obligations under this Note will  be inadequate and agrees in the event of a breach or threatened breach by the  Borrower  of  the  provisions  of  this  Note  that  the  Holder  shall  be  entitled,  in  addition  to  all  other available  remedies  at  law  or  in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an  injunction or  injunctions  restraining,  preventing  or  curing  any  breach  of  this  Note  and  to  enforce  specifically  the terms  and  provisions  thereof,  without  the  necessity  of  showing  economic  loss  and  without  any  bond  or other  security  being  required.  The  Borrower  expressly  consents,  agrees,  and  acknowledges  that  a  JAMS-

appointed arbitrator has the authority to provide such relief as described in this Section 4.12.

4.13

Usury. This Note is subject to the express condition that  at  no time shall  the Borrower  be obligated  or  required  to  pay  interest  hereunder  at  a  rate  which  could  subject  the  Holder  to  either  civil  or criminal  liability  as  a  result  of  being  in  excess  of  the  maximum  interest  rate  which  the  Borrower  is permitted  by  applicable  law  to  contract  or  agree  to  pay.  If  by  the  terms  of  this  Note,  the  Borrower  is  at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the rate of  interest  under  this  Note  shall  be  deemed  to  be  immediately  reduced  to  such  maximum  rate  and  the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum  rate  shall  be  applied  and  shall  be  deemed  to  have  been  payments  in  reduction  of  the  principal balance of this Note.

[signature page to follow]

Exhibit 10.1

EXHIBIT A

IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Note  to  be  signed  in  its  name  by  its  duly authorized officer this May 15, 2015.

ABAKAN, INC.

By: /s/ Robert H. Miller

Robert H. Miller, Chief Executive Officer

Exhibit 10.1

EXHIBIT A

EXHIBIT 1: NOTICE OF CONVERSION

Capitalized  terms  that  are  used  and  not  defined  in  this  Notice  of  Conversion  that  are  defined  in the  senior  convertible  promissory  note  of  ABAKAN,  INC.,  a  Nevada  corporation,  dated  May  15,  2015

(the “Note”) to which this Notice of  Conversion is attached, shall have the respective definitions set forth in the Note.

The  undersigned  hereby  elects  to  convert  a  principal  amount  of  $  ___________  and  an  accrued interest  amount  of  $  __________  from  the  Note  into  that  number  of  Shares  and  Warrants  to  be  issued pursuant  to  the  conversion  of  the  Note,  as  set  forth  below,  according  to  the  conditions  of  the  Note,  as  of the date written below. No fee will  be charged to the Holder for  any conversion, except  for transfer taxes,

if any.

Check box as to applicable instructions:

[  ]  The  Borrower  shall  electronically  transmit  the  Shares  issuable  pursuant  to  this  Notice  of

Conversion  to  the  account  of  the  undersigned  or  its  nominee  with  DTC  through  its  Deposit  Withdrawal

Agent  Commission  system  (“DWAC  Transfer”)  and  deliver  the  Warrants  in  the  name(s)  specified  below or, if additional space is necessary, on an attachment hereto.

Name of DTC Prime Broker: ______________________________________________

Account Number: _______________________________________________________

[  ]  The  undersigned  hereby  requests  that  the  Borrower  issue  a  certificate  or  certificates  for  the

Shares  set  forth  below  (which  numbers  are  based  on  the  Holder’s  calculation  attached  hereto)  in  the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Attention: Certificate Delivery

Date of Conversion:

______________

Applicable Conversion Price:

$ ______________

Number of Shares to be issued pursuant to Conversion of the Note

______________

Number of Warrants to be issued pursuant to Conversion of the Note

______________

Amount of principal balance due remaining under the Note after this conversion:

______________

By: ___________________________________________________

Name: _________________________________________________

Title: __________________________________________________

Date: __________________________________________________

Exhibit 10.1

EXHIBIT B

MAY 2015 WAIVER AGREEMENT

This  MAY  2015  WAIVER  AGREEMENT  (the  "Agreement")  dated  as  of  May  15,  2015,  is  by and  between  ABAKAN,  INC.,  a  Nevada  corporation,  with  headquarters  located  at  2665  S.  Bayshore

Drive,  Suite  450,  Miami,  Florida  33133  (the  "Company"),  and  SONORO  INVEST  S.A.,  a  Panamanian

corporation,  with  its  'address  at  Calle  53E,  Urbanizacion  Marbella;  MMG  Tower,  Piso  16,  Panama  City,

Panama (the “Buyer”).

WHEREAS:

A.  The  Company  and  the  Buyer  are  parties  to  that  certain  Securities  Purchase  Agreement  by  and between  the  Company  and  the  Buyer  dated  March  17,  2011  (as  amended,  restated,  or  otherwise

modified   from   time   to   time,   the   “March   Purchase   Agreement”),   pursuant   to   which   the

Company  issued  a  $1,500,000  Convertible  Promissory  Note  dated  March  17,  2011  (the  “March

Note”) to the Buyer.

B.  The  Company  and  the  Buyer  are  parties  to  that  certain  Securities  Purchase  Agreement  by  and between  the  Company  and  the  Buyer  dated  June  7,  2011  (as  amended,  restated,  or  otherwise modified  from  time  to  time,  the  “June  Purchase  Agreement”,  and  together  with  the  March

Purchase  Agreement,  the  “Purchase  Agreements”),  pursuant  to  which  the  Company  issued  a

$200,000  Convertible  Promissory  Note  dated  June  7,  2011  (the  “June  Note”,  and  together with the March Note, the “Initial Promissory Notes”) to the Buyer.

C. The Company defaulted under the Initial Promissory Notes as a result of the Company’s   failure

to redeem the March Note on March 16, 2013.

D.  Pursuant  to  a  Waiver  and  Exchange  Agreement  between  the    parties  dated  as  of  April  10,  2013

(the  “Waiver  and  Exchange  Agreement”),    the    Buyer    agreed  to  waive  such  defaults  of

the  Initial  Promissory  Notes  in   exchange  for  a  $2,105,877   Convertible   Promissory  Note  issued

March 17, 2013, that revised and replaced the Initial Promissory Notes (the

“Replacement

Note”).

E.   The   Company   later   requested   an   amendment   to   the   Waiver   and   Exchange   Agreement

pursuant  to  which,  instead  of  having  deemed  to  have  issued  the  Replacement  Note,  it  issued the Amended Convertible Promissory Note in the Principal Amount of $1,500,000 dated  March

17, 2011, the Amended Convertible Promissory Note in the Principal Amount of  $200,000   dated

June 7, 2011, and the Promissory Note in the Principal Amount of $405,000

dated  April  23,

2013 (together, the “Promissory Notes”), and the Buyer agreed to such   request  on  the  terms  set

forth in an Amended and Restated Waiver and Exchange Agreement

between      the      parties

dated as of April 23, 2013 (the “Amended and Restated Waiver and     Exchange

Agreement”).

F.  The  Company  is  in  default  under  the  Promissory  Notes  as  a  result  of  the  Company’s  failure  to redeem the Promissory Notes on September 15, 2014 (the “Specific Default”).

G.  As  a  result  of  the  Company’s  Specific  Default  of  the  Promissory  Notes,  on  October  1,  2014,

the Buyer filed a lawsuit in the United States District Court for the Southern District of     Florida

in the case styled Sonoro Invest S.A. v. Abakan, Inc., Case No. 1:14-cv-23640, which is

currently pending (the “Litigation”).

Exhibit 10.1

EXHIBIT B

H.  The  Company  has  requested  and  the  Buyer  has  agreed  to  waive  the  Specific  Default  of  the

Promissory Notes in exchange for a new Senior Convertible Promissory Note as annexed  hereto

as   Exhibit   1   (the   “Amended   Note”)   on   the   terms   set   forth   therein;   a   duly   executed

stipulation  for   a  consent  award  to  be  held  in  escrow  by  the  Buyer   and  to  be  filed  in  an

arbitration  tribunal  only  in  the  event  of  the  Company’s  default  of  the  Amended  Note  (the

“Stipulation  of  Consent  Award”);  cancellation  of  the  Initial  Promissory  Notes,  Waiver  and

Exchange Agreement, Replacement Note, Promissory Notes, and Amended and Restated  Waiver

and Exchange Agreement; and entry of a stipulation of dismissal in the Litigation.

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  such  other  consideration  as  the parties mutually agree, the parties hereto agree as follows:

1. Recitals; Definitions. The recitals set forth above are accurate, represent the intent of the    parties

hereto, and are incorporated by reference herein. Subject to Section 9 herein, all   capitalized

terms not defined herein shall have the respective meanings ascribed thereto in     the

Purchase

Agreements. In the event of a conflict between defined terms in the Purchase

Agreements,

the defined terms within the June Purchase Agreement (as amended) shall control.

2. Issuance of the Amended Note.

a)

Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 16 and 17 herein, on the Closing Date (as defined below), the Buyer shall surrender the

Promissory Notes to the Company and the Company shall issue and deliver the Amended

Note to the Buyer. The Amended Note shall be issued to the Buyer in exchange for the

Promissory Notes without the payment of any additional consideration.

b)

Closing Date. The date and time of the closing (the “Closing Date”) shall be 12:00 noon,

Eastern Standard Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions set forth in Sections 16 and 17 herein (or such earlier or later date as is mutually agreed to by the Company and the Buyer). The closing shall occur on the Closing Date at such place as the parties may agree.

c)

Holding  Period.  For    the  purposes  of  Rule  144  (or  a  successor  rule)  (“Rule  144”)

promulgated  under  the  Securities  Act  of  1933,  as  amended  (the  “Securities  Act”),  the

Company  acknowledges  that  the  holding  period  of  the  Amended  Note  (including  the

Conversion  Units,  as  defined  in  the  Amended  Note)  may  be  tacked  onto  the  holding

period   of   the   Initial   Promissory   Notes,   Replacement   Note,   and   Promissory   Notes

(including the corresponding Conversion Units), and the Company agrees not  to take any position  contrary  to  this  Section  2(c).  The  Company  agrees  to  take  all  actions,  including,

without  limitation,  the  issuance  by  its  legal  counsel  of  any  necessary  legal  opinions required  by  its  transfer  agent  or  otherwise,  necessary  to  (i)  issue  the  Conversion  Units

upon   conversion   of   the   Amended   Note   without   restriction   and   not   containing   any

restrictive  legends  without  the  need  for  any  action  by  the  Buyer,  and  (ii)  remove  any restrictive  legends  from  the  Amended  Note  and/or  the  Conversion  Units  upon  any  sales pursuant to Rule 144.

3.  Cancellation  of  Agreements.  While  the  parties  hereby  affirm  that  the  Purchase  Agreements  shall continue  to  be  in  full  force  and  effect  as  set  forth  in  Section  9  herein,  the  following  agreements are hereby deemed cancelled, null, void, and without further effect:

a) Initial Promissory Notes;

b) Waiver and Exchange Agreement;

Exhibit 10.1

EXHIBIT B

c) Replacement Note;

d) Promissory Notes; and

e) Amended and Restated Waiver and Exchange Agreement.

4.  Issuance  of  the  Stipulation  of  Consent  Award.  On  the  Closing  Date,  the  Company  shall  provide the  Buyer  a  duly  executed  Stipulation  of  Consent  Award  to  be  held  in  escrow  by  the  Buyer’s legal counsel. The Buyer agrees to file the Stipulation of Consent Award in an arbitration tribunal administered  by  JAMS  in  New  York,  New  York  only  in  the  event  of  the  Company’s  default  of the  Amended  Note.  The  Stipulation  of  Consent  Award  shall  encompass  all  amounts  due  and owing  on  the  Amended  Note,  assuming  the  Company’s  default  thereof.  The  Company  expressly agrees to waive any and all defenses it may have on, before, or at any time after the Closing Date as  to  the  Consent  Award,  except  only as  to  the  Company’s  payment  in  full  of  the Amended  Note upon maturity.

5. Settlement and Dismissal of the Litigation. The parties agree that subject to complete performance of  all  obligations  hereunder,  the  parties  will  duly  execute  a  separate  settlement  agreement  and enter a stipulation of dismissal of the Litigation.

6.  Waiver  of  all  Defenses.  The  Company  hereby  waives  any  and  all  defenses  it  raised  in  the

Litigation,  including,  but  not   limited  to,  all   defenses  raised  in  its  Answer   and  Affirmative

Defenses,   Amended   Answer   and   Affirmative   Defenses,   and   Second   Amended   Answer   and

Affirmative  Defenses.  In  addition,  during  the  course  of  the  Litigation,  the  Company  has  asserted that numerous person(s) are managing agents of Sonoro. The Company hereby acknowledges and agrees, and shall not otherwise assert or dispute, that the only managing agent of the Buyer is Mr.

Anton Wyss.

7.  Waiver  of  Specific  Default.  The  Company  acknowledges  the  existence  of  the  Specific  Default of the Promissory Notes and upon the effectiveness of the Closing Date, the Buyer hereby waives

the Specific Default. The Company acknowledges and agrees that the Buyer is     not

waiving,

and  expressly  reserves  all  rights  and  remedies  in  respect  of  any  and  all  Events  of  Default  (as defined  in  the  Promissory  Notes  or  the  Amended  Note)  other  than  the  Specific  Default.  The

Company hereby represents and warrants to the Buyer that it is not aware of any   Events

of

Default other than the Specific Default.

8.  Expenses.  The  Company  shall  pay  all  expenses  and  costs  of  the  Buyer  (including,  without limitation,  the  attorneys’  fees  and  expenses  of  counsel  for  the  Buyer)  in  connection  with  the

preparation,   negotiation,   execution,   and   approval   of   this   Agreement   and   any   and   all   other

documents,  instruments,  and  things  contemplated  costs  have  been  and  shall  be  added  to  the principal amount of the Amended Note.

9. Amendments to Purchase Agreements; Ratification; Reaffirmation.

a)   Except   as   otherwise   expressly  provided   herein,  the   Purchase   Agreements   are,   and   shall

continue  to  be,  in  full  force  and  effect  and  are  hereby  ratified  and  confirmed  in  all  respects,

except  that  on  and after  the date  of  this  Agreement,  all  references in the  Purchase Agreements to  “this  Agreement”,  “hereto”,  “hereof”,  “hereunder”  or  words  of  like  import  referencing  to the Purchase Agreements shall mean the Purchase Agreements as amended by this Agreement.

b) The following terms of the Purchase Agreements are hereby reinforced as follows:

i.

The defined term “Note” is hereby amended to include the Amended Note.

Exhibit 10.1

EXHIBIT B

ii.

The    defined   term   “Conversion Units”   is   hereby   amended    to include

additionally the applicable Conversion Units.

iii.

The defined term “Securities” is hereby amended to include additionally the

Amended Note and the applicable Conversion Units.

iv.

The following additional covenants are deemed to remain in Section 4 of the

Purchase Agreements:

A.   No  later  than  September      15,  2013,  the  Company  shall  be  DTC

eligible   and   the   Shares   shall   be   electronically   deliverable   via

DWAC.   The   Company's   Shares   must   remain   DTC  eligible  and

deliverable  via   DWAC   for   as   long   as   any   amount  of  the  New

Notes    and/or  Warrant(s)  is  outstanding.  Failure  to  remain  DWAC

eligible  will  be     an

event

of  default  under  the  New  Notes,

whereupon the Buyer  may demand immediate repayment  of  the New

Notes, with no cure period.

B.    All  Shares  that  are  issued  upon  conversion  of  the  New  Notes  and

Warrant(s)  must  be  freely  tradable  and  electronically  deliverable  via

DWAC.  Prior  to  September  15,  2013,  the  Company  must  obtain  and deliver  to  its  transfer  agent  all  necessary  opinions  to  enable  the issuance  of  freely  tradable  Shares  to  the  Buyer,  with  copies  of  such opinions delivered to the Buyer.

c) The Company hereby reaffirms to the Buyer each of the representations, warranties, covenants,

and agreements set  forth in the Purchase Agreements with the same force and effect  as if  each were  separately stated  herein  and  made  as  of  the  date hereof  and  as  of  the  Closing Date  to  the

Buyer.

10. Representations of the Company. The Company hereby represents and warrants to the     Buyer

that:

a) The Company has the requisite corporate power  and authority to enter into this Agreement  and to issue and deliver the Amended Note as described herein;

b)  All  corporate  action  on  the  part  of  the  Company  by  its  officers,  directors  and  shareholders

necessary  for   the   authorization,   execution,  and   delivery  of,   and  the   performance  by  the

Company  of  its  obligations  in  connection  with  this  Agreement,  including,  without  limitation,

the issuance and delivery of the Amended Note, has been taken;

c)  This  Agreement  constitutes,  and  upon  issuance  and  delivery  by  the  Company,  the  Amended

Note  will  constitute,  a  valid  and  legally  binding  obligation  of  the  Company,  enforceable against  the  Company  in  accordance  with  its  terms,  subject  only  to  (a)  applicable  bankruptcy,

insolvency,  fraudulent  transfer,  moratorium,  reorganization  or  other  similar  laws  of  general application  relating  to  or  affecting  the  enforcement  of  creditors’  rights  generally,  and  (b)

general principles of equity;

d)  The  Amended  Note  is  duly  authorized  and,  when  issued  and  delivered  in  accordance  with  the terms  of  this  Agreement,  will  be  duly and  validly issued,  free and  clear  of  any liens,  claims  or encumbrances imposed by or through the Company;

Exhibit 10.1

EXHIBIT B

e)  The  Conversion  Units  issuable  upon  conversion  of  the  Amended  Note,  when  issued  and delivered  in  accordance  with  the  terms  of  the  Amended  Note,  will  be  duly  and  validly  issued,

fully paid and non-assessable, free and clear  of  any liens, claims or  encumbrances imposed by or through the Company;

f) There are no counterclaims, defenses or offsets of any nature whatsoever to this Agreement, the

Purchase Agreements, and the Amended Note;

g)  No  Event  of  Default  (other  than  the  Specific  Default)  has  occurred  or  exists  under  the

Promissory Notes;

h)  Subject  to  the  accuracy  of  the  Buyer’s  representations  in  Section  11  herein,  the  exchange contemplated  hereby  (the  “Exchange”)  is  exempt  from  the  registration  requirements  of  the

Securities  Act,  pursuant  to  Section  3(a)(9)  thereof.  The  Company  will,  upon  request,  execute and  deliver  any  additional  documents  deemed  by  the  Buyer  to  be  reasonably  necessary  or desirable to complete the Exchange;

i) The Buyer is not an affiliate of the Company as such term is defined in Rule 144;

j)  The  Company  has  not  disclosed,  directly  or  indirectly,  any  material  non-public  information regarding the Company or any of its subsidiaries to the Buyer;

k)  The  Company  has  not  paid  to  any  person,  directly  or  indirectly,  any  commission  or  other remuneration for soliciting the Exchange;

l)   In  entering   into   this   Agreement,   the   Company   (i)   is   not   relying   on   any   advice   or

representation     of     the     Buyer     or     any     of     its     affiliates     (     other

than

the

representations  of  the  Buyer  contained  herein),  (ii)  has  not  received  from  the  Buyer  or  any  of its  affiliates  any  assurance  or  guarantee  as  to  the  merits  (whether  legal,  regulatory,  tax,

financial  or  otherwise)  of  the  Exchange  or  entering  into  this  Agreement,  (iii)  has  consulted with  its  own  legal,  regulatory,  tax,  business,  investment,  financial  and  accounting  advisors  to the  extent  that  it  has  deemed  necessary,  and  (iv)  has  entered  into  this  Agreement  based  on  its own  independent  judgment  and  on  the  advice  of  its  advisors  as  it  has  deemed  necessary,  and not on any view (whether written or oral) expressed by the Buyer or any of its affiliates; and

m)  Neither  the  Buyer  nor  any  of  its  affiliates  is  now  or  has  ever  been  a  financial  advisor  to,  or other fiduciary with respect to, the Company.

11. Representations of the Buyer. The Buyer hereby represents and warrants to the Company  that:

a) The Buyer has the requisite corporate power and authority to enter into this Agreement;

b)  All  corporate  action  on  the  part  of  the  Buyer  by  its  officers,  directors  and  shareholders necessary  for  the  authorization,  execution  and  delivery  of,  and  the  performance  by  the  Buyer of its obligations in connection with this Agreement has been taken;

c)  This  Agreement  constitutes  the  valid  and  legally  binding  obligation  of  the  Buyer,  enforceable against  the  Buyer  in  accordance  with  its  terms,  subject  only  to  (a)  applicable  bankruptcy,

insolvency,  fraudulent  transfer,  moratorium,  reorganization  or  other  similar  laws  of  general application  relating  to  or  affecting  the  enforcement  of  creditors’  rights  generally,  and  (b)

general principles of equity;

Exhibit 10.1

EXHIBIT B

d)   Neither   the   Buyer   nor   anyone   acting   on   its   behalf   has   received   any   commission   or

remuneration  directly  or  indirectly  in  connection  with  or  in  order  to  solicit  or  facilitate  the

Exchange;

e)  Prior  to  the  occurrence  of  the  Specific  Default,  neither  the  Company  nor  anyone  acting  on  the

Company’s behalf approached or solicited the Buyer regarding the Exchange;

f)  The  Buyer  has  sufficient  knowledge  and  experience  in  business,  financial  and  investment matters  to  be  able  to  bear  the  economic  risks  of  participating  in  the  Exchange  and  to  evaluate the merits and risks involved in participating in the Exchange;

g) The Buyer is not an affiliate of the Company as such term is defined in Rule 144;

h) The Buyer is not in possession of any material, non-public information regarding the Company or any of its subsidiaries.

12.  Form  8-K.  On  or  prior  to  5:00  p.m.,  Eastern  Standard  Time,  on  the  fourth  (4th)  business  day following  the  Closing  Date,  the  Company  shall  file  with  the  Commission  a  Current  Report  on

Form  8-K  disclosing  the  material  terms  of  and  including  as  exhibits  this  Agreement  and  the

Amended Note and the transactions contemplated hereby and thereby;  provided, however, that the

Buyer  shall  have  a  reasonable  opportunity to review and  comment  on  such  Form 8-K  prior  to the issuance  or  filing  thereof;  and  provided,  further,  that  if  the  Company  fails  to  file  a  Form  8-K disclosing  the  material  terms  of  this  Agreement  and  the  Amended  Note  within  the  time  frames described  herein,  the  Buyer  may  issue  a  press  release  disclosing  such  information  without  any notice  to  or  consent  by  the  Company.  Thereafter,  the  Company  shall  timely  file  any  filings  and

notices   required   by   the   Commission   or   applicable   law   with   respect   to   the   transactions

contemplated hereby.

13.  Release.  The  Company  does  hereby  release,  remise,  acquit  and  forever  discharge  the  Buyer  and

the   Buyer’s   employees,   agents,   representatives,   consultants,   attorneys,   fiduciaries,   servants,

officers,  directors,  partners,  predecessors,  successors  and  assigns,  subsidiary  corporations,  parent corporation,  and  related corporate  divisions  (all  of  the  foregoing hereinafter  called  the  “Released

Parties”),  from  any  and  all  action  and  causes  of  action,  judgments,  executions,  suits,  debts,

claims,  demands,  liabilities,  obligations,  damages  and  expenses  of  any  and  every  character,

known  or  unknown,  direct  and/or  indirect,  at  law  or  in  equity,  of  whatsoever  kind  or  nature,

whether  heretofore  or  hereafter  arising,  for  or  because  of  any  matter  or  things  done,  omitted  or suffered to be done by any of  the Released Parties prior  to and including the Closing Date, and in any  way  directly  or  indirectly  arising  out  of  or  in  any  way  connected  to  this  Agreement,  the

Purchase   Agreements,   the   Initial   Promissory   Notes,   the   Waiver   and   Exchange   Agreement,

Replacement   Note,   Promissory   Notes,   the   Amended   and   Restated   Waiver   and   Exchange

Agreement,  and  the  Amended  Note,  including,  but  not  limited  to,  any  and  all  claims,  defenses,

and  affirmative  defenses  the  Company  asserted  in  the  Litigation  (all  of  the  foregoing  hereinafter

called   the   “Released   Matters”).   The   Company   acknowledges   that   the   agreements   in   this

paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection  with  the  Released  Matters.  The  Company  represents  and  warrants  to  the  Buyer  that  it has  not  purported  to  transfer,  assign  or  otherwise  convey  any  right,  title  or  interest  of  the

Company in any Released Matter  to any other  person and that the foregoing constitutes a full and complete release of all Released Matters.

Exhibit 10.1

EXHIBIT B

14.  Renewal.  To  the  extent  that  any  payment  or  payments  made  to  the  Buyer  under  this  Agreement,

the  Purchase  Agreements,  the  Initial  Promissory  Notes,  Replacement  Note,  Promissory  Notes,  or

the  Amended  Note,  as  each  may  be  amended,  are  subsequently  invalidated,  declared  to  be fraudulent  or  preferential,  set  aside  and/or  required  to  be  repaid  to  a  trustee,  to  the  Company,

whether  directly  or  indirectly  as  a  debtor-in-possession,  or  to  a  receiver  or  any  other  party  under any  bankruptcy  law,  or  other  state  or  federal  law,  then  the  portion  of  the  indebtedness  of  the

Company  intended  to  have  been  satisfied  by  such  payment  or  payments  will  be  revived  and  will continue  in  full  force  and  effect  as  if  such  payment  or  payments  had  never  been  received  by  the

Buyer.

15.  No  Cancellation  of  Indebtedness.  This  Agreement  evidences  the  same  indebtedness  as  evidenced by the Purchase Agreements and the Initial Promissory Notes, Replacement Note, and Promissory

Notes (as modified hereby). This Agreement is an extension, modification, and amendment of the prior  indebtedness  and  the  execution  hereof  does  not  evidence  a  cancellation  of  the  indebtedness evidenced  by  the  prior  documents,  notwithstanding  the  cancellation  of  the  Initial  Promissory

Notes, Replacement Note, and Promissory Notes as set forth herein.

16.  Conditions  to  Company’s  Obligations  Hereunder.  The  obligations  of  the  Company  to  the  Buyer hereunder  are  subject  to  the  satisfaction,  at  or  before  the  Closing  Date,  of  each  of  the  following conditions  thereto,  provided  that  these  conditions  are for  the  Company’s  sole  benefit  and  may  be waived by the Company at any time in its sole discretion:

a)    The Buyer shall have executed this Agreement and delivered the same to the Company.

b)    The Buyer shall have delivered to the Company the Promissory Notes for cancellation.

c)    The  representations  and  warranties  of  the  Buyer  shall  be  true  and  correct  in  all  material respects  as  of  the  date  when  made  and  as  of  the  Closing  Date,  except  for  representations  and warranties  that  are  expressly  made  as  of  a  particular  date,  which  shall  be  true  and  correct  in all material respects as of such date.

c)    No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall  have been  enacted,  entered,  promulgated  or  endorsed  by or  in  any court  or  governmental  authority

of   competent   jurisdiction   or   any   self-regulatory   organization   having   authority   over   the

matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the  transactions contemplated by this Agreement.

17.  Conditions to Buyer’s Obligations Hereunder. The obligations of the Buyer hereunder are subject to  the  satisfaction,  at  or  before  the  Closing  Date,  of  each  of  the  following  conditions  thereto,

provided  that  these  conditions  are  for  the  Buyer’s  sole  benefit  and  may  be  waived  by  the  Buyer at any time in its sole discretion:

a)    The Company shall have executed this Agreement and delivered the same to the Buyer.

b)    The Company shall have executed and delivered to the Buyer the Amended Note.

c)    The  Company  shall  have  executed  and  delivered  to  the  Buyer  the  Stipulation  of  Consent

Award.

d)    The  representations  and  warranties  of  the  Company  in  this  Agreement  and  the  Purchase

Agreements  shall  be  true  and  correct  in  all  respects  as  of  the  date  when  made,  as  of  the  date of  this  Agreement,  and  as  of  the  Closing  Date,  except  for  representations  and  warranties  that speak as of a particular date, which shall be true and correct in all respects as of such date.

Exhibit 10.1

EXHIBIT B

e)   The  Company  shall  have  paid  all  expenses  and  costs  of  the  Buyer  in  accordance  with  Section

8 of this Agreement.

f)   The  Company's  common  stock  (i)  shall  be  designated  for  quotation  on  the  OTCQB  Market

Group  (the “OTCQB”)  and (ii)  shall  not  have  been  suspended, as  of  the  Closing Date,  by the

Securities   and   Exchange   Commission   (the   “Commission”)   or   the   OTCQB   nor   shall

suspension  by  the  Commission  or  the  OTCQB  have  been  threatened,  as  of  the  Closing  Date,

either (A) in writing by the Commission or the OTCQB or (B) by falling below the minimum quotation maintenance requirements of the OTCQB.

g)   No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or  injunction  shall  have been  enacted,  entered,  promulgated  or  endorsed  by or  in  any court  or  governmental  authority

of   competent   jurisdiction   or   any   self-regulatory   organization   having   authority   over   the

matters  contemplated  hereby  which  prohibits  the  consummation  of  any  of  the  transactions contemplated by this Agreement.

h)   The  Company  shall  have  delivered  to  the  Buyer  a  certificate,  signed  by  the  Secretary  of  the

Company  and  dated  as  of  the  Closing  Date,  as  to  (i)  the  resolutions  adopted  by  its  board  of directors  approving  the  transactions  contemplated  hereby,  (ii)  its  charter,  as  in  effect  at  the

Closing  Date,  (iii)  its  bylaws,  as  in  effect  at  the  Closing  Date,  and  (iv)  the  authority  and incumbency  of  the  officers  executing  this  Agreement,  the  Amended  Note  or  any  other documents required to be executed or delivered in connection therewith.

i)   No  event  shall  have  occurred  which  could  reasonably  be  expected  to  have  a  Material  Adverse

Effect  on  the  Company  including,  but  not  limited  to,  a  change  in  the  reporting  status  of  the

Company  under  the  Securities  Exchange  Act  of  1934,  as  amended  (the  “Exchange  Act”)  or the  failure  of  the  Company  to  be  timely  in  its  Exchange  Act  reporting  obligations.  For purposes  of  this  Section  13(h),  the  term  “Material  Adverse  Effect”  means  any  material adverse  effect  on  the  business,  operations,  assets,  financial  condition  or  prospects  of  the

Company  or  its  subsidiaries,  if  any,  taken  as  a  whole,  or  on  the  transactions  contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

Exhibit 10.1

EXHIBIT B

18. Governing Law; Miscellaneous.

a)    Governing  Law;  Dispute  Resolution.  This  Agreement  shall  be  governed  by  and  construed  in accordance  with  the  laws  of  the  State  of  Florida  without  regard  to  principles  of  conflicts  of

laws.   Any   and   all   disputes,   claims   or   controversies   arising   out   of   or   relating   to   this

Agreement  and/or  any  other  disputes  by  and  between  the  Company  and  the  Buyer,  or  the

breach,    termination,    enforcement,    interpretation    or    validity    hereof,    including    the

determination of  the scope or  applicability of this agreement  to arbitrate in this Section 18(a),

shall  be  exclusively  determined  by  binding  arbitration  in  New  York,  New  York  before  one arbitrator.  The  arbitration  shall  be  administered  by  JAMS  pursuant  to  its  Comprehensive

Arbitration  Rules  and  Procedures  and  in  accordance  with  the  Expedited  Procedures  in  those

Rules,  and  there  shall  be  only  written  discovery  (i.e.,  no  depositions  shall  be  had).  Judgment on  the  Consent  Award  may  be  entered  in  any  court  having  jurisdiction  including  without limitation  the  State  and  Federal  Courts  located  in  New  York  and/or  Florida.  The  parties expressly  consent,  agree,  and  acknowledge  that  the  arbitrator  has  the  authority  to  provide provisional  remedies  to  the  parties.  The  prevailing  party  shall  be  entitled  to  recover  from  the other  party  its  reasonable  attorneys’  fees  and  costs.  In  the  event  that  any  provision  of  this

Agreement   or   any   other   agreement   delivered   in   connection   herewith   is   invalid   or

unenforceable  under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be deemed  inoperative  to the extent  that  it  may conflict  therewith and  shall  be  deemed  modified to  conform  with  such  statute  or  rule  of  law.  Any  such  provision  which  may  prove  invalid  or unenforceable  under  any  law  shall  not  affect  the  validity  or  enforceability  of  any  other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any proceeding in connection with this Agreement by mailing a copy thereof  via registered or certified mail or  overnight  delivery (with evidence of delivery)  to  such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and agrees  that  such  service  shall  constitute  good  and  sufficient  service  of  process  and  notice thereof.  Nothing  contained  herein  shall  be  deemed  to  limit  in  any  way  any  right  to  serve process in any other manner permitted by law.

b)    Counterparts.  This  Agreement  may  be  executed  in  one  or  more  counterparts,  each  of  which shall  be deemed an original, but all of which shall constitute one and the same agreement  and shall become effective when counterparts have been signed by each party and delivered to the other party.

c)   Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d)   Severability.  In  the  event  that  any  provision  of  this  Agreement  is  invalid  or  unenforceable under  any  applicable  statute  or  rule  of  law,  then  such  provision  shall  be  deemed  inoperative to  the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to  conform  with such  statute  or  rule  of  law.  Any  provision  hereof  which  may  prove  invalid  or  unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e)    Entire  Agreement;  Amendments.  This  Agreement  and  the  instruments  referenced  herein contain  the  entire  understanding  of  the  parties  with  respect  to  the  matters  covered  herein  and therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither  the  Company  nor  the

Buyer  makes  any  representation,  warranty,  covenant  or  undertaking  with  respect  to  such matters.  No  provision  of  this  Agreement  may  be  waived  or  amended  other  than  by  an instrument in writing signed by the Buyer.

Exhibit 10.1

EXHIBIT B

f)     Notices.  All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified  herein,

shall  be  (i)  personally served,  (ii)  deposited  in  the  mail,  registered,  or  certified,  return  receipt

requested,  postage  prepaid,  (iii)   delivered  by  reputable  air   courier   service  with  charges

prepaid,  or  (iv)  transmitted  by  hand  delivery,  telegram,  or  facsimile,  addressed  as  set  forth below  or  to  such  other  address  as  such  party  shall  have  specified  most  recently  by  written notice.  Any  notice  or  other  communication  required  or  permitted  to  be  given  hereunder  shall

be   deemed   effective   (a)   upon   hand   delivery   or   delivery   by   facsimile,   with   accurate

confirmation  generated  by  the  transmitting  facsimile  machine,  at  the  address  or  number designated  below  (if  delivered  on  a  business  day  during  normal  business  hours  where  such notice  is  to  be  received),  or  the  first  business  day  following  such  delivery  (if  delivered  other than  on  a  business  day  during  normal  business  hours  where  such  notice  is  to  be  received)  or

(b)  on the second business day following the date of mailing by express courier service,  fully prepaid,  addressed  to  such  address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall first occur. The addresses for such communications shall be:

If to the Company, to:

ABAKAN, INC.

2665 South Bayshore Drive

Miami, Florida 33133

Attn: Robert H. Miller, Chief Executive Officer

Facsimile: (786) 347-7706

E-mail: robert.miller@abakaninc.com

If to the Buyer:

Sonoro Invest S.A.

Calle 53E, Urbanizacion Marbella

MMG Tower, Piso 16

Panama City, Panama

Attn.: Anton Daniel Wyss

with simultaneous copies to

Robins Kaplan LLP

601 Lexington Avenue, Suite 3400

New York, New York 10022

Attn.: Craig Weiner

Each party shall provide notice to the other party of any change in address.

g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties  and their  successors and  assigns.  Neither  the  Company nor  the  Buyer  shall  assign  this

Agreement  or  any  rights  or  obligations  hereunder  without  the  prior  written  consent  of  the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the Exchange Act without the consent of the Company.

h)    Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their  respective  permitted  successors  and  assigns,  and  is  not  for  the  benefit  of,  nor  may  any provision hereof be enforced by, any other person.

Exhibit 10.1

EXHIBIT B

i)

Survival.  The  representations  and  warranties  of  the  Company  and  the  agreements  and

covenants   set   forth   in   this   Agreement   shall   survive   the   execution   of   this   Agreement

notwithstanding any due  diligence investigation  conducted  by or  on  behalf  of  the Buyer.  The

Company  agrees  to  indemnify  and  hold  harmless  the  Buyer  and  all  their  officers,  directors,

employees  and  agents  for  loss  or  damage  arising  as  a  result  of  or  related  to  any  breach  or alleged  breach  by  the  Company  of  any  of  its  representations,  warranties,  and  covenants  set forth  in  this  Agreement  or  any  of  its  covenants  and  obligations  under  this  Agreement,

including advancement of expenses as they are incurred.

j)     Publicity.  The  Company  shall  be  entitled,  upon  the  prior  approval  of  the  Buyer  (which  shall not  be  unreasonably  delayed  or  withheld),  to  make  any  press  release  or  filing  with  the

Commission,  the  OTCQB  (or  other  applicable  trading  market)  or  the  Financial  Industry

Regulatory  Authority  with  respect  to  this  Agreement  as  is  required  by  applicable  law  and regulations.

k)    Further  Assurances.  Each  party  shall  do  and  perform,  or  cause  to  be  done  and  performed,  all

such   further   acts   and   things,   and   shall   execute   and   deliver   all   such   other   agreements,

certificates, instruments and documents, as the other  party may reasonably request  in order to carry out  the intent  and  accomplish  the  purposes of  this  Agreement  and the  consummation  of the transactions contemplated hereby.

l)    No  Strict  Construction.  The  language  used  in  this  Agreement  will  be  deemed  to  be  the

language   chosen   by   the   parties   to   express   their   mutual   intent,   and   no   rules   of   strict

construction will be applied against any party.

m)    Remedies.  The  Company  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder  will cause  irreparable  harm  to  the  Buyer  by  vitiating  the  intent  and  purpose  of  the  transaction contemplated  hereby.  Accordingly,  the  Company  acknowledges  that  the  remedy  at  law  for  a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach  or  threatened  breach  by  the  Company  of  the  provisions  of  this  Agreement,  that  the

Buyer  shall  be  entitled,  in  addition  to  all  other  available  remedies  the  penalties  assessable herein,  to  an  arbitrator’s  authority  to  provide  for  provisional  remedies  restraining,  preventing or  curing  any  breach  of  this  Agreement  and  to  enforce  specifically  the  terms  and  provisions hereof,  without  the  necessity  of  showing  economic  loss  and  without  any  bond  or  other security being required.

n)    Conflict.  In  the  event  of  a  conflict  between  or  among  the  terms,  covenants,  conditions  or provisions of this Agreement, the Purchase Agreements, and the Amended Note, as each may be  amended,  the  Buyer  may  elect  to  enforce  from  time  to  time  those  provisions  that  would afford  the  Buyer  the  maximum  financial  benefits  and  security  for  the  obligations  under  the

Amended  Note  and/or  provide  Buyer  the  maximum  assurance  of  payment  of  the  obligations under the Amended Note in full.

[signature page to follow]

Exhibit 10.1

EXHIBIT B

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

ACCEPTED AND AGREED:

DATED: May 18, 2015

ABAKAN, INC.

By: /s/ Robert H. Miller

Robert H. Miller

Chief Executive Officer

DATED: May 19, 2015

SONORO INVEST S.A.

By: /s/ Anton Daniel Wyss

Anton Daniel Wyss

Director

Exhibit 10.1

EXHIBIT B

EXHIBIT 1

[Senior Convertible Promissory Note Attached as EXHIBIT A above]

Exhibit 10.1

EXHIBIT C

JAMS NEW YORK

Arbitration Matter between:

SONORO INVEST S.A.,

Reference Number:

Plaintiff/Claimant,

v.

ABAKAN, INC.,

Defendant/Respondent.

STIPULATION FOR CONSENT AWARD

This  Stipulation  for  Consent  Award  is  made  by  and  between  Plaintiff/Claimant  Sonoro  Invest

S.A.,  a  Panamanian corporation,  Calle  53E, Urbanizacion Marbella, MMG Tower,  Piso 16,  Panama  City,

Panama  (“Sonoro”),  on  the  one  hand,  and  Defendant/Respondent  Abakan,  Inc.,  a  Nevada  corporation,

2665  S.  Bayshore  Drive,  Suite  450,  Miami,  Florida  33133  (“Abakan”)  (and  together  with  Sonoro,  the

“Parties”). The Parties have agreed to settle and fully and finally dispose of this matter by agreement, and therefore,  enter  into  this  Stipulation  for  Consent  Award  setting  forth  the  terms  and  conditions  of  such settlement (the “Stipulation”).

IT  IS STIPULATED AND AGREED by the Parties and their respective attorneys that this matter shall be settled on the merits, with prejudice, on the following terms and conditions:

1. The Parties to this Stipulation are Sonoro and Abakan.

2.  The  arbitration  tribunal  set  forth  above  has  jurisdiction  over  the  parties  and  the  subject  matter herein.

3.

Abakan  issued  a  Senior  Convertible  Promissory  Note  to  Sonoro  in  the  principal  amount of $2,915,000 on May 15, 2015, bearing a maturity date of February 29, 2016 (the “Promissory Note”).

4.

Abakan defaulted on the Promissory Note by failing to redeem it on or before its maturity date.

Exhibit 10.1

EXHIBIT C

5.

Abakan  hereby  confirms  that  it  has  no  defenses,  counterclaims,  or  offsets  whatsoever  to the Promissory Note, including, but not limited to, fraud, misrepresentation, and/or usury.

6.

Abakan  consents  to  entry  of  the  Consent  Award  accompanying  this  Stipulation  against

Abakan,  and  in  favor  of  Sonoro,  in  the  total  amount  of  $3,215,000.00,  consisting  of  $2,915,000  in principal  and  $300,000  under  the  default  provision  of  Article  III.  Interest  shall  continue  to  accrue pursuant to the terms of the Promissory Note.

7.

This  Stipulation  shall  apply  to  and  be  binding  on  the  Parties  and  their  successors  and

assigns.   No   change   in   ownership   or   corporate   or   partnership   status   shall   in   any   way   alter   the

responsibilities of the Parties hereunder.

8.

The  arbitrator  is  directed  to  enter  an  award  in  favor  of  Sonoro  and  against  Abakan  in  the

amount   of   $3,215,000.00.   The   Parties   acknowledge   that   this   Stipulation   sets   forth   the   entire

understanding  of  the  Parties  with  respect  to  the  subject  matter  hereto,  other  than  the  defense  of  timely payment.

Dated this 15th day of May, 2015.

ABAKAN, INC.

SONORO INVEST S.A.

By: /s/ Robert H. Miller

By: /s/ Anton Wyss

Robert H. Miller

Anton Wyss

Chief Executive Officer

Director

HALL, LAMB AND HALL, P.A.

ROBINS KAPLAN LLP

By: /s/ Andrew C. Hall

By: /s/ Craig Weiner

Andrew C. Hall

Craig Weiner

Brandon R. Levitt

Michael A. Kolcun

Offices at Grand Bay Plaza

601 Lexington Avenue, Suite 3400

Penthouse One

New York, New York 10022-4611

2665 South Bayshore Drive

Telephone: (212) 980-7400

Miami, Florida 33133

Telephone: (305) 374-5033

Attorneys for Sonoro Invest S.A.

Attorneys for Abakan, Inc.

Exhibit 10.1

EXHIBIT C

JAMS NEW YORK

Arbitration Matter between:

SONORO INVEST S.A.,

Reference Number:

Plaintiff/Claimant,

v.

ABAKAN, INC.,

Defendant/Respondent.

CONSENT AWARD

WHEREAS,   Plaintiff/Claimant   Sonoro   Invest   S.A.   and   Defendant/Respondent   Abakan,   Inc.

entered into a Stipulation for Consent Award, the terms of which are incorporated into this Award in their entirety;

WHEREAS, Defendant/Respondent Abakan, Inc. consents to an award against it in the amount of

$3,215,000.00. This sum is comprised from the principal amount, accrued and unpaid interest, and default

amount   due   and   owing   under   the   Senior   Convertible   Promissory   Note   that   Defendant/Respondent

Abakan, Inc. defaulted by failing to redeem it on or before its Maturity Date; and

WHEREAS, Defendant/Respondent Abakan, Inc. guarantees payment of the $3,200,000.00 award;

NOW THEREFORE, IT IS HEREBY AWARDED AS FOLLOWS:

1.      The arbitration tribunal set forth above has jurisdiction over the parties and the subject matter herein.

2.      An award is hereby entered in favor of Plaintiff/Claimant Sonoro Invest S.A. and against

Defendant/Respondent Abakan, Inc. in the amount of $3,215,000.00.

3.      This award is final.

ENTERED: ____________

BY:___________________________________